                                           REGISTRATION NOS. 333-52366/811-4001
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                            PRE-EFFECTIVE AMENDMENT

                        POST-EFFECTIVE AMENDMENT NO. 10                     [X]

                                    AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 88                             [X]


                               -----------------

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                          (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------

                            JAMES L. LIPSCOMB, ESQ.
                 EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                           NEW YORK, NEW YORK 10166
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                                  COPIES TO:

                             DIANE E. AMBLER, ESQ.
                  KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP
                        1800 MASSACHUSETTS AVENUE, N.W.
                            WASHINGTON, D.C. 20036

                               -----------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
    [_] immediately upon filing pursuant to paragraph (b) of Rule 485
    [X] on November 1, 2005 pursuant to paragraph (b) of Rule 485
    [_] on (date) filing pursuant to paragraph (a)(1) of Rule 485
    [_] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of
        Rule 485
    [_] on (date) pursuant to paragraph (a)(2) of Rule 485

PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24F-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2004 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2005.

================================================================================

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                                   FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))

FORM N-4
ITEM NO.                                                       PROSPECTUS HEADING
--------                                                       ------------------
  1.     Cover Page......................... Cover Page

  2.     Definitions........................ Important Terms You Should Know

  3.     Synopsis........................... Table of Expenses

  4.     Condensed Financial Information.... General Information--Performance; General
                                               Information--Financial Statements; Accumulation
                                               Unit Value Tables

  5.     General Description of Registrant,  MetLife; Metropolitan Life Separate Account E; Your
         Depositor, and Portfolio Companies.   Investment Choices; General Information--Voting
                                               Rights

  6.     Deductions and Expenses............ Table of Expenses; Deferred Annuities--Charges;
                                               Deferred Annuities--Withdrawal Charges; Deferred
                                               Annuities--Premium and Other Taxes; Income
                                               Options--Charges; General Information--Who
                                               Sells the Deferred Annuities; Appendix--Premium
                                               Tax Table

  7.     General Description of Variable     Variable Annuities; Classes of the Deferred Annuity;
         Annuity Contracts..................   Deferred Annuities--Purchase Payments (Allocation
                                               of Purchase Payments and Limits on Purchase
                                               Payments); Deferred Annuities--Transfer Privilege;
                                               General Information--Administration (Purchase
                                               Payments/Confirming Transactions/Transactions by
                                               Telephone or Internet/Processing Transactions/
                                               Changes to Your Deferred Annuity/When We Can
                                               Cancel Your Deferred Annuity)

  8.     Annuity Period..................... Important Terms You Should Know; Deferred
                                               Annuities--Pay-out Options (or Income Options);
                                               Income Payment Types/The Value of Your Income
                                               Payments; Optional Benefits--Guaranteed
                                               Minimum Income Benefit

  9.     Death Benefit...................... Deferred Annuities--Death Benefit--Generally; Basic
                                               Death Benefit; Optional Benefits

 10.     Purchases and Annuity Values....... MetLife; Metropolitan Life Separate Account E; Deferred
                                               Annuities--Purchase Payments (Allocation of
                                               Purchase Payments and Limits on Purchase
                                               Payments); The Value of Your Investment; Pay-out
                                               Options (or Income Options); Allocation; The Value
                                               of Your Income Payments; General Information--
                                               Administration (Purchase Payments)

FORM N-4
ITEM NO.                                                         PROSPECTUS HEADING
--------                                                         ------------------
 11.     Redemptions........................ Deferred Annuities--Access to Your Money (Systematic
                                               Withdrawal Program and Minimum Distribution);
                                               Deferred Annuities--Withdrawal Charges (When No
                                               Withdrawal Charge Applies); General Information--
                                               When We Can Cancel Your Deferred Annuity

 12.     Taxes.............................. Income Taxes

 13.     Legal Proceedings.................. Legal Proceedings

 14.     Table of Contents of the Statement  Table of Contents of the Statement of Additional
         of Additional Information..........   Information

 15.     Cover Page......................... Cover Page

 16.     Table of Contents.................. Table of Contents

 17.     General Information and History.... Not Applicable

 18.     Services........................... Independent Registered Public Accounting Firm;
                                               Services; Distribution of Certificates and Interests in
                                               the Deferred Annuities

 19.     Purchase of Securities Being        Not Applicable
         Offered............................

 20.     Underwriters....................... Distribution of Certificates and Interests in the Deferred
                                               Annuities; Early Withdrawal Charge

 21.     Calculation of Performance Data.... Advertisement of the Separate Account

 22.     Annuity Payments................... Variable Income Payments

 23.     Financial Statements............... Financial Statements of the Separate Account; Financial
                                               Statements of MetLife

The purpose of this amendment is to incorporate the Metropolitan Life Insurance Company's amended financial statements for years ended December 31, 2004, December 31, 2003 and December 31, 2002.

It is not intended that this filing supercede the prospectus and statement of additional information included in Post-Effective Amendment No.7 to this Registration Statement, filed on April 8, 2005, the filing of the prospectus and statement of additional information pursuant to Rule 497 on May 2, 2005, the filing of a supplement to the prospectus and a supplement to the statement of information pursuant to Rule 497 on June 27, 2005 and the filing of the supplement to the prospectus included in Post-Effective Amendment No. 9 to this Registration Statement, filed on October 14, 2005.

                         INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholder of
Metropolitan Life Insurance Company
New York, New York

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended
December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries at December 31, 2004 and 2003, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Note 1, the Company changed its method of accounting for certain non-traditional long duration contracts and separate accounts, and for embedded derivatives in certain insurance products as required by new accounting guidance which became effective on January 1, 2004 and October 1, 2003, respectively, and recorded the impact as cumulative effects of changes in accounting principles.

DELOITTE & TOUCHE LLP

New York, New York
March 31, 2005
(October 21, 2005 as to Note 19)

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                          DECEMBER 31, 2004 AND 2003
            (DOLLARS IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                                      2004     2003
                                                                                                    -------- --------
ASSETS
Investments:
    Fixed maturities available-for-sale, at fair value (amortized cost: $141,512 and $134,844, respectively)................................................................... $150,246 $143,148
    Equity securities, at fair value (cost: $1,646 and $885, respectively).........................    1,903    1,232
    Mortgage and other loans.......................................................................   31,571   26,637
    Policy loans...................................................................................    8,256    8,180
    Real estate and real estate joint ventures held-for-investment.................................    3,069    2,654
    Real estate held-for-sale......................................................................      252      472
    Other limited partnership interests............................................................    2,891    2,584
    Short-term investments.........................................................................    1,195    1,303
    Other invested assets..........................................................................    4,908    4,795
                                                                                                    -------- --------
       Total investments...........................................................................  204,291  191,005
Cash and cash equivalents..........................................................................    2,373    2,343
Accrued investment income..........................................................................    2,006    1,922
Premiums and other receivables.....................................................................    5,498    6,170
Deferred policy acquisition costs..................................................................   11,071   10,232
Assets of subsidiaries held-for-sale...............................................................      379      183
Other assets.......................................................................................    5,863    5,749
Separate account assets............................................................................   68,507   63,661
                                                                                                    -------- --------
       Total assets................................................................................ $299,988 $281,265
                                                                                                    ======== ========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Future policy benefits......................................................................... $ 91,603 $ 86,802
    Policyholder account balances..................................................................   68,369   61,725
    Other policyholder funds.......................................................................    8,553    6,948
    Policyholder dividends payable.................................................................    1,058    1,046
    Policyholder dividend obligation...............................................................    2,243    2,130
    Short-term debt................................................................................    1,445    3,536
    Long-term debt.................................................................................    2,050    2,055
    Shares subject to mandatory redemption.........................................................      278      277
    Liabilities of subsidiaries held-for-sale......................................................      240       70
    Current income taxes payable...................................................................      709      791
    Deferred income taxes payable..................................................................    2,671    2,696
    Payables under securities loaned transactions..................................................   25,230   24,065
    Other liabilities..............................................................................    8,040    7,990
    Separate account liabilities...................................................................   68,507   63,661
                                                                                                    -------- --------
       Total liabilities...........................................................................  280,996  263,792
                                                                                                    -------- --------

Stockholder's Equity:
Parent's interest in preferred stock of a subsidiary, par value $1,000 per share; 110,000 shares
 authorized; 93,402 shares issued and outstanding at December 31, 2003.............................       --       93
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued
 and outstanding at December 31, 2004 and 2003.....................................................        5        5
Additional paid-in capital.........................................................................   13,827   13,730
Retained earnings..................................................................................    2,696    1,261
Accumulated other comprehensive income.............................................................    2,464    2,384
                                                                                                    -------- --------
    Total stockholder's equity.....................................................................   18,992   17,473
                                                                                                    -------- --------
    Total liabilities and stockholder's equity..................................................... $299,988 $281,265
                                                                                                    ======== ========

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

             FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                                      2004     2003     2002
                                                                    -------  -------  -------
REVENUES
Premiums........................................................... $17,512  $18,151  $18,461
Universal life and investment-type product policy fees.............   2,042    1,921    1,927
Net investment income..............................................  10,805   10,279   10,553
Other revenues.....................................................     712      919    1,188
Net investment gains (losses)......................................     289     (557)    (832)
                                                                    -------  -------  -------
   Total revenues..................................................  31,360   30,713   31,297
                                                                    -------  -------  -------
EXPENSES
Policyholder benefits and claims...................................  18,735   18,444   18,709
Interest credited to policyholder account balances.................   2,358    2,379    2,711
Policyholder dividends.............................................   1,743    1,897    1,911
Other expenses.....................................................   5,382    5,633    6,348
                                                                    -------  -------  -------
   Total expenses..................................................  28,218   28,353   29,679
                                                                    -------  -------  -------
Income from continuing operations before provision for income taxes   3,142    2,360    1,618
Provision for income taxes.........................................     894      667      498
                                                                    -------  -------  -------
Income from continuing operations..................................   2,248    1,693    1,120
Income from discontinued operations, net of income taxes...........      43      334      492
                                                                    -------  -------  -------
Income before cumulative effect of a change in accounting..........   2,291    2,027    1,612
Cumulative effect of a change in accounting, net of income taxes...     (52)     (26)      --
                                                                    -------  -------  -------
Net income......................................................... $ 2,239  $ 2,001  $ 1,612
                                                                    =======  =======  =======


         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

             FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)



                                                         PARENT'S
                                                        INTEREST IN          ADDITIONAL
                                                      PREFERRED STOCK COMMON  PAID-IN   RETAINED
                                                      OF A SUBSIDIARY STOCK   CAPITAL   EARNINGS
                                                      --------------- ------ ---------- --------
Balance at January 1, 2002...........................      $ --        $ 5    $12,825   $    --
Sale of subsidiary to the Holding Company............                             149
Capital contribution from the Holding Company........                             500
Dividends on common stock............................                                      (904)
Comprehensive income (loss):
   Net income........................................                                     1,612
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................
     Foreign currency translation adjustments........

     Other comprehensive income (loss)...............

   Comprehensive income (loss).......................
                                                           ----        ---    -------   -------
Balance at December 31, 2002.........................        --          5     13,474       708
Issuance of preferred stock by subsidiary to the
 Holding Company.....................................        93
Issuance of shares--by subsidiary....................                              24
Issuance of stock options--by subsidiary.............                               2
Sale of subsidiaries to the Holding Company or
 affiliate...........................................                             261
Capital contribution from the Holding Company........                               2
Return of capital to the Holding Company.............                             (33)
Dividends on common stock............................                                    (1,448)
Comprehensive income (loss):
   Net income........................................                                     2,001
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................
     Foreign currency translation adjustments........
     Minimum pension liability adjustment............

     Other comprehensive income (loss)...............

   Comprehensive income (loss).......................
                                                           ----        ---    -------   -------
Balance at December 31, 2003.........................        93          5     13,730     1,261
Contribution of preferred stock by Holding Company
 to subsidiary and retirement thereof................       (93)
Issuance of shares--by subsidiary....................                               4
Issuance of stock options--by subsidiary.............                               2
Capital contribution from the Holding Company........                              94
Return of capital to the Holding Company.............                              (3)
Dividends on preferred stock.........................                                        (7)
Dividends on common stock............................                                      (797)
Comprehensive income (loss):
   Net income........................................                                     2,239
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................
     Cumulative effect of a change in accounting,
      net of income taxes............................
     Foreign currency translation adjustments........
     Minimum pension liability adjustment............

     Other comprehensive income (loss)...............

   Comprehensive income (loss).......................
                                                           ----        ---    -------   -------
Balance at December 31, 2004.........................      $ --        $ 5    $13,827   $ 2,696
                                                           ====        ===    =======   =======

                                                      ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
                                                      --------------------------------------------
                                                           NET            FOREIGN       MINIMUM
                                                        UNREALIZED       CURRENCY       PENSION
                                                        INVESTMENT      TRANSLATION    LIABILITY
                                                      GAINS (LOSSES)    ADJUSTMENT     ADJUSTMENT    TOTAL
                                                      --------------    -----------    ----------   -------
Balance at January 1, 2002...........................     $1,799           $(139)        $ (46)     $14,444
Sale of subsidiary to the Holding Company............                                                   149
Capital contribution from the Holding Company........                                                   500
Dividends on common stock............................                                                  (904)
Comprehensive income (loss):
   Net income........................................                                                 1,612
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............        (58)                                       (58)
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................        250                                        250
     Foreign currency translation adjustments........                         72                         72
                                                                                                    -------
     Other comprehensive income (loss)...............                                                   264
                                                                                                    -------
   Comprehensive income (loss).......................                                                 1,876
                                                          ------           -----         -----      -------
Balance at December 31, 2002.........................      1,991             (67)          (46)      16,065
Issuance of preferred stock by subsidiary to the
 Holding Company.....................................                                                    93
Issuance of shares--by subsidiary....................                                                    24
Issuance of stock options--by subsidiary.............                                                     2
Sale of subsidiaries to the Holding Company or
 affiliate...........................................                                                   261
Capital contribution from the Holding Company........                                                     2
Return of capital to the Holding Company.............                                                   (33)
Dividends on common stock............................                                                (1,448)
Comprehensive income (loss):
   Net income........................................                                                 2,001
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............       (228)                                      (228)
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................        642                                        642
     Foreign currency translation adjustments........                        174                        174
     Minimum pension liability adjustment............                                      (82)         (82)
                                                                                                    -------
     Other comprehensive income (loss)...............                                                   506
                                                                                                    -------
   Comprehensive income (loss).......................                                                 2,507
                                                          ------           -----         -----      -------
Balance at December 31, 2003.........................      2,405             107          (128)      17,473
Contribution of preferred stock by Holding Company
 to subsidiary and retirement thereof................                                                   (93)
Issuance of shares--by subsidiary....................                                                     4
Issuance of stock options--by subsidiary.............                                                     2
Capital contribution from the Holding Company........                                                    94
Return of capital to the Holding Company.............                                                    (3)
Dividends on preferred stock.........................                                                    (7)
Dividends on common stock............................                                                  (797)
Comprehensive income (loss):
   Net income........................................                                                 2,239
   Other comprehensive income (loss):
     Unrealized gains (losses) on derivative
      instruments, net of income taxes...............        (77)                                       (77)
     Unrealized investment gains (losses), net of
      related offsets, reclassification
      adjustments and income taxes...................         19                                         19
     Cumulative effect of a change in accounting,
      net of income taxes............................         61                                         61
     Foreign currency translation adjustments........                         79                         79
     Minimum pension liability adjustment............                                       (2)          (2)
                                                                                                    -------
     Other comprehensive income (loss)...............                                                    80
                                                                                                    -------
   Comprehensive income (loss).......................                                                 2,319
                                                          ------           -----         -----      -------
Balance at December 31, 2004.........................     $2,408           $ 186         $(130)     $18,992
                                                          ======           =====         =====      =======

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                                          2004      2003      2002
                                                                        --------  --------  --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income............................................................. $  2,239  $  2,001  $  1,612
Adjustments to reconcile net income to net cash provided by
  operating activities:
   Depreciation and amortization expenses..............................      342       386       432
   Amortization of premiums and accretion of discounts associated with
     investments, net..................................................      (15)     (162)     (456)
   (Gains) losses from sales of investments and businesses, net........     (289)      125       256
   Interest credited to other policyholder account balances............    2,358     2,379     2,711
   Universal life and investment-type product policy fees..............   (2,042)   (1,921)   (1,927)
   Change in premiums and other receivables............................      460       (81)   (1,878)
   Change in deferred policy acquisition costs, net....................     (752)     (902)     (766)
   Change in insurance-related liabilities.............................    4,939     4,210     4,550
   Change in income taxes payable......................................     (101)      250       684
   Change in other assets..............................................      (71)     (351)   (1,011)
   Change in other liabilities.........................................       51       319       118
   Other, net..........................................................     (205)     (134)       74
                                                                        --------  --------  --------
Net cash provided by operating activities..............................    6,914     6,119     4,399
                                                                        --------  --------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
Sales, maturities and repayments of:
   Fixed maturities....................................................   78,494    69,292    61,473
   Equity securities...................................................    1,587       576     2,676
   Mortgage and other loans............................................    3,961     3,221     2,555
   Real estate and real estate joint ventures..........................      382       865       888
   Other limited partnership interests.................................      800       330       213
Purchases of:
   Fixed maturities....................................................  (83,243)  (90,122)  (79,509)
   Equity securities...................................................   (2,107)     (104)   (1,235)
   Mortgage and other loans............................................   (8,639)   (4,354)   (3,111)
   Real estate and real estate joint ventures..........................     (484)     (255)     (146)
   Other limited partnership interests.................................     (893)     (643)     (507)
Net change in short-term investments...................................      215      (183)     (308)
Proceeds from sales of businesses......................................       18     1,995       749
Net change in payable under securities loaned transactions.............    1,166     7,744     3,659
Net change in other invested assets....................................     (459)     (940)     (486)
Other, net.............................................................     (371)     (201)     (329)
                                                                        --------  --------  --------
Net cash used in investing activities.................................. $ (9,573) $(12,779) $(13,418)
                                                                        --------  --------  --------

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                             (DOLLARS IN MILLIONS)

                                                                           2004      2003      2002
                                                                         --------  --------  --------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
   Deposits............................................................. $ 28,277  $ 29,054  $ 30,350
   Withdrawals..........................................................  (22,702)  (22,268)  (24,773)
Net change in short-term debt...........................................   (2,072)    2,624       567
Long-term debt issued...................................................       20       145       537
Long-term debt repaid...................................................      (28)     (714)     (221)
Capital contribution from the Holding Company...........................       --       148       649
Proceeds from offering of common stock by subsidiary, net...............       --       398        --
Dividends on preferred stock............................................       (7)       --        --
Dividends on common stock...............................................     (797)   (1,448)     (904)
Other, net..............................................................        3         8       (12)
                                                                         --------  --------  --------
Net cash provided by financing activities...............................    2,694     7,947     6,193
                                                                         --------  --------  --------
Change in cash and cash equivalents.....................................       35     1,287    (2,826)
Cash and cash equivalents, beginning of year............................    2,393     1,106     3,932
                                                                         --------  --------  --------
CASH AND CASH EQUIVALENTS, END OF YEAR.................................. $  2,428  $  2,393  $  1,106
                                                                         ========  ========  ========
Cash and cash equivalents, subsidiaries held-for-sale, beginning of year       50        54        50
                                                                         ========  ========  ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END OF YEAR......       55        50        54
                                                                         ========  ========  ========
Cash and cash equivalents, from continuing operations, beginning of year    2,343     1,052     3,882
                                                                         ========  ========  ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END OF YEAR......    2,373     2,343     1,052
                                                                         ========  ========  ========
Supplemental disclosures of cash flow information:
   Net cash paid during the year for:
       Interest......................................................... $    140  $    307  $    243
                                                                         ========  ========  ========
       Income taxes..................................................... $    950  $    789  $     96
                                                                         ========  ========  ========
   Non-cash transactions during the year:
       Purchase money mortgage on real estate sale...................... $      2  $    196  $    954
                                                                         ========  ========  ========
       Real estate acquired in satisfaction of debt..................... $      7  $     14  $     30
                                                                         ========  ========  ========
       Transfer from funds withheld at interest to fixed maturities..... $    606  $     --  $     --
                                                                         ========  ========  ========
       Contribution of equity securities to MetLife Foundation.......... $     50  $     --  $     --
                                                                         ========  ========  ========

         See accompanying notes to consolidated financial statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF ACCOUNTING POLICIES

BUSINESS

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and other financial services to individual and institutional customers. The Company offers life insurance and annuities, to individuals, as well as group insurance, reinsurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. (the "Holding Company"). The Company offered automobile and homeowners insurance through Metropolitan Property and Casualty Insurance Company and its subsidiaries ("Met P&C"), which was sold to the Holding Company in 2003.

BASIS OF PRESENTATION

   The accompanying consolidated financial statements include the accounts of
(i) Metropolitan Life and its subsidiaries; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item (See Note 6). Assets, liabilities, revenues and expenses of the general account for 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "--Application of Recent Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

   Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A., which were sold to the Holding Company in 2002; Met P&C, Metropolitan Tower Life Insurance Company ("MTL"), MetLife General Insurance Agency, Inc. and its subsidiaries, MetLife Securities, Inc. and N.L. Holding Corporation and its subsidiaries, which were sold to the Holding Company in 2003; and Newbury Insurance Company, Limited which was sold to the Holding Company and New England Pension and Annuity Company which was sold to MTL in 2004, are included in the accompanying consolidated financial statements until the respective dates of sale. On August 25, 2004, the Company entered into an agreement to sell its wholly owned subsidiary, SSRM Holdings, Inc. ("SSRM"), to a third party. On January 31, 2005, the Company completed the sale of SSRM. The Company has reclassified the assets, liabilities and operations of SSRM into discontinued operations for all periods presented in the consolidated financial statements. (See Note 15).

   The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

   Minority interest related to consolidated entities included in other liabilities was $1,325 million and $1,233 million at December 31, 2004 and 2003, respectively.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2004 presentation.

SUMMARY OF CRITICAL ACCOUNTING ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining: (i) investment impairments; (ii) the fair value of investments in the absence of quoted market values; (iii) application of the consolidation rules to certain investments; (iv) the fair value of and accounting for derivatives; (v) the capitalization and amortization of deferred policy acquisition costs ("DAC"), including value of business acquired ("VOBA"); (vi) the liability for future policyholder benefits; (vii) the liability for litigation and regulatory matters; and (viii) accounting for reinsurance transactions and employee benefit plans. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from those estimates.

  INVESTMENTS

   The Company's principal investments are in fixed maturities, mortgage and other loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:
(i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost; (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts. In addition, the Company enters into certain structured investment transactions, real estate joint ventures and limited partnerships for which the Company may be deemed to be the primary beneficiary and, therefore, may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

  DERIVATIVES

   The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial assets and liabilities. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. The Company also purchases investment securities, issues certain insurance policies

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and engages in certain reinsurance contracts that have embedded derivatives. The associated financial statement risk is the volatility in net income which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges; (ii) ineffectiveness of designated hedges; and (iii) counterparty default. In addition, there is a risk that embedded derivatives requiring bifurcation are not identified and reported at fair value in the consolidated financial statements. Accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

  DEFERRED POLICY ACQUISITION COSTS

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. These costs, which vary with and are primarily related to the production of that business, are deferred. The recovery of such costs is dependent upon the future profitability of the related business. The amount of future profit is dependent principally on investment returns in excess of the amounts credited to policyholders, mortality, morbidity, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company utilizes the reversion to the mean assumption, a common industry practice, in its determination of the capitalization and amortization of DAC including VOBA. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

  LIABILITY FOR FUTURE POLICY BENEFITS

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

   Differences between actual experience and the assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses. The effects of changes in such estimated reserves are included in the results of operations in the period in which the changes occur.

  REINSURANCE

   The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

  LITIGATION

   The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits, including the Company's asbestos-related liability, are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. The data and variables that impact the assumptions used to estimate the Company's asbestos-related liability include the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts. On a quarterly and annual basis the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, including asbestos-related cases, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  EMPLOYEE BENEFIT PLANS

   The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans requires an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm. These assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

  INVESTMENTS

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES than-temporary in the period that determination is made. These adjustments are recorded as investment losses. The assessment of whether such impairment has occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described in "Summary of Critical Accounting Estimates-Investments," about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential.

   The Company's review of its fixed maturities and equity securities for impairments also includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

   Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are recorded when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Such valuation allowances are established for the excess carrying value of the mortgage loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral or the loan's market value if the loan is being sold. The Company also establishes allowances for loan loss when a loss contingency exists for pools of loans with similar characteristics based on property types and loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Changes in valuation allowances are included in net investment gains and losses. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded investment.

   Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Once the Company identifies a property that is expected to be sold within one year and commences a firm plan for marketing the property, the Company, if applicable, classifies the property as held-for-sale and reports the related net investment income and any resulting investment gains and losses as discontinued operations. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

   Policy loans are stated at unpaid principal balances.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company regularly reviews residual values and impairs residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. Other invested assets also includes the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on these beneficial interests is recognized using the prospective method. The SPEs used to securitize assets generally are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities. Prior to the adoption of FASB Interpretation No. 46 (revised December 31, 2003), CONSOLIDATION OF VARIABLE INTEREST ENTITIES, AN INTERPRETATION OF ARB NO. 51 ("FIN 46(r)"), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets, including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because the Company has determined that it is not the primary beneficiary of these entities based on the framework provided in FIN 46(r). Prior to the adoption of FIN 46(r), such SPEs were not consolidated because they did not meet the criteria for consolidation under previous accounting guidance. These beneficial interests are generally structured notes which are included in fixed maturities, and their income is recognized using the retrospective interest method or the level yield method, as appropriate. Impairments of these beneficial interests are included in net investment gains (losses).

  DERIVATIVE FINANCIAL INSTRUMENTS

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage its various risks. Additionally, the Company enters into income generation and replication derivatives as permitted by its insurance subsidiaries' Derivatives Use Plans approved by the applicable state insurance departments. Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within Other invested assets or as liabilities within Other liabilities at fair value as determined by quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. If a derivative does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 133"), as amended, changes in the fair value of the derivative are reported in Net investment gains (losses), or in Interest credited to policyholder account balances for hedges of liabilities embedded in certain variable annuity products offered by the Company.

   To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or
(iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and throughout the life of the hedging relationship. The ineffective portion of the changes in fair value of the hedging instrument is recorded in net investment gains (losses).

   Under a fair value hedge, changes in the fair value of the derivative, along with changes in the fair value of the hedged item related to the risk being hedged, are reported in Net investment gains (losses).

   In a cash flow hedge, changes in the fair value of the derivative are recorded in Other comprehensive income (loss), a separate component of shareholders' equity, and the deferred gains or losses on the derivative are reclassified into the income statement when the Company's earnings are affected by the variability in cash flows of the hedged item.

   In a hedge of a net investment in a foreign operation, changes in the fair value of the derivative are recorded in Other comprehensive income (loss).

   The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) it is no longer probable that the forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

   When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to hedged risk, and the cumulative adjustment to its carrying value is

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES amortized into income over the remaining life of the hedged item. The changes in fair value of derivatives recorded in Other comprehensive income (loss) related to discontinued cash flow hedges are amortized into income over the remaining life of the hedging instruments.

   When hedge accounting is discontinued because it is probable that the forecasted transactions will not occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in Net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in Net investment gains (losses). Deferred gains and losses of a derivative recorded in Other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in Net investment gains (losses).

   In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as Net investment gains (losses).

   The Company is also a party to financial instruments in which a derivative is "embedded." For each financial instrument in which a derivative is embedded, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract, and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative, as defined in SFAS 133. If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in Net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in Net investment gains (losses).

  CASH AND CASH EQUIVALENTS

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

  PROPERTY, EQUIPMENT, LEASEHOLD IMPROVEMENTS AND COMPUTER SOFTWARE

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to five years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $439 million and $396 million at December 31, 2004 and 2003, respectively. Related depreciation and amortization expense was $93 million, $99 million and $77 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. Accumulated amortization of capitalized software was $490 million and $377 million at December 31, 2004 and 2003, respectively. Related amortization expense was $126 million, $143 million and $152 million for the years ended December 31, 2004, 2003 and 2002, respectively.

  DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new and renewal insurance business that vary with, and are primarily related to, the production of that business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, DAC is amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates used to compute the present value of estimated gross margins and profits are based on rates in effect at the inception or acquisition of the contracts.

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a common industry practice, in its determination of the amortization of DAC. This practice assumes that the expectation for long-term equity investment appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of DAC. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

   DAC for non-participating traditional life, non-medical health and annuity policies with life contingencies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   DAC for property and casualty insurance contracts, which is primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   VOBA, included as part of DAC, represents the present value of estimated future profits to be generated from existing insurance contracts in-force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the estimated gross profits or premiums from such policies and contracts.

  SALES INDUCEMENTS

   The Company has two different types of sales inducements: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit and (ii) the policyholder receives a higher interest rate than the normal general account interest rate credited on money in the enhanced dollar cost averaging program. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  GOODWILL

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine whether a writedown of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from 10 to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

   Changes in net goodwill were as follows:

                                            YEARS ENDED DECEMBER 31,
                                            -----------------------
                                            2004     2003     2002
                                            ----     -----   -----
                                            (DOLLARS IN MILLIONS)
                 Balance, beginning of year $218    $ 405    $ 575
                 Acquisitions..............    1        3        7
                 Impairment losses.........   --       --       (2)
                 Disposition and other.....   (2)    (190)    (175)
                                             ----    -----   -----
                 Balance, end of year...... $217    $ 218    $ 405
                                             ====    =====   =====

   Accumulated amortization from goodwill was as follows at:

                                              DECEMBER 31,
                                             ---------------------
                                             2004    2003   2002
                                             ----    ----   ----
                                             (DOLLARS IN MILLIONS)
                    Accumulated amortization $32     $32    $71
                                             ===     ===    ===

  LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 9%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after DAC is written off. Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of (i) the present value of future benefit payments and related expenses less the present value of future net premiums and (ii) premium deficiency reserves.

   Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3.3% to 10.0%.

   Participating business represented approximately 12% and 13% of the Company's life insurance in-force, and 87% and 88% of the number of life insurance policies in-force, at December 31, 2004 and 2003, respectively. Participating policies represented approximately 37% and 37%, 40% and 41%, and 40% and 41% of gross and net life insurance premiums for the years ended December 31, 2004, 2003 and 2002, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments and premium deficiency reserves. Interest rates used in establishing such liabilities range from 3% to 10%.

   Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%.

   Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

   Liabilities for unpaid claims and claim expenses for property and casualty insurance are included in future policyholder benefits and are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

   Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 12%, less expenses, mortality charges, and withdrawals.

   The Company issues fixed and floating rate obligations under its guaranteed investment contract ("GIC") program. During the years ended December 31, 2004, 2003 and 2002, the Company issued $3,941 million, $4,341 million and $500 million, respectively, in such obligations. There have been no repayments of any of the contracts. Accordingly, the GICs outstanding, which are included in policyholder account balances in the accompanying consolidated balance sheets, were $8,978 and $4,862, respectively, at December 31, 2004 and 2003. Interest credited on the contracts for the years ended December 31, 2004, 2003 and 2002 was $139 million, $56 million and $12 million, respectively.

   The Company establishes liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies. Annuity guaranteed death benefit liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the liabilities are consistent with those used for amortizing DAC, including the mean reversion assumption. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

   Guaranteed annuitization benefit liabilities are determined by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions used for calculating such guaranteed annuitization benefit liabilities are consistent with those used for calculating the guaranteed death benefit liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates a percentage of the potential annuitizations that may be elected by the contractholder.

   Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term.

  OTHER REVENUES

   Other revenues include advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  POLICYHOLDER DIVIDENDS

   Policyholder dividends are approved annually by the insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

  INCOME TAXES

   The Company joins with the Holding Company and its includable affiliates in filing a consolidated Federal income tax return. The consolidating companies have executed a tax allocation agreement. Under the agreement, current Federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to the Holding Company to the extent that their income (losses and other credits) contributes to (reduces) the consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. The Company files state income tax returns on an individual corporate basis.

   The Company applies the concepts of Statement of Financial Accounting Standards ("SFAS") No. 109, Accounting for Income Taxes, which establishes deferred tax assets and liabilities based upon the difference between the financial statement and tax bases of assets and liabilities using the enacted tax rates in effect for the year in which the differences are expected to reverse. SFAS No. 109 allows recognition of deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be realized.

  REINSURANCE

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. DAC is reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement and is reported in other revenues.

  SEPARATE ACCOUNTS

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Effective with the adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS ("SOP 03-1"), on January 1, 2004, the Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES the same line in the consolidated statements of income. In connection with the adoption of SOP 03-1, separate account assets with a fair value of $1.7 billion were reclassified to general account investments with a corresponding transfer of separate account liabilities to future policy benefits and policyholder account balances. See "--Application of Recent Accounting Pronouncements."

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  STOCK-BASED COMPENSATION

   Effective January 1, 2003, MetLife, Inc. and the Company account for stock-based compensation plans using the prospective fair value accounting method prescribed by SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("SFAS 123"), as amended by SFAS No. 148, ACCOUNTING FOR STOCK-BASED COMPENSATION--TRANSITION AND DISCLOSURE ("SFAS 148"). The fair value method requires compensation cost to be measured based on the fair value of the equity instrument at the grant or award date. MetLife, Inc. allocates 100% of stock option expense to the Company.

   Stock-based compensation grants prior to January 1, 2003 are accounted for using the intrinsic value method prescribed by Accounting Principles Board Opinion ("APB") No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB 25").
Note 12 includes the pro forma disclosures required by SFAS No. 123, as amended. The intrinsic value method represents the quoted market price or fair value of the equity award at the measurement date less the amount, if any, the employee is required to pay.

   Stock-based compensation is accrued over the vesting period of the grant or award.

  FOREIGN CURRENCY

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings in the respective financial statement lines to which they relate.

  DISCONTINUED OPERATIONS

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

   In December 2004, the Financial Accounting Standards Board ("FASB") issued Staff Position Paper ("FSP") 109-2, ACCOUNTING AND DISCLOSURE GUIDANCE FOR THE FOREIGN EARNINGS REPATRIATION PROVISION WITHIN THE

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

AMERICAN JOBS CREATION ACT OF 2004 ("AJCA"). The AJCA introduced a one-time dividend received deduction on the repatriation of certain earnings to a U.S. taxpayer. FSP 109-2 provides companies additional time beyond the financial reporting period of enactment to evaluate the effects of the AJCA on their plans to repatriate foreign earnings for purposes of applying SFAS 109, ACCOUNTING FOR INCOME TAXES. The Company has completed its evaluation of the repatriation provision and determined that there will not be any impact on the Company's tax provision and deferred tax assets and liabilities.

   In December 2004, the FASB issued SFAS No. 153, EXCHANGE OF NONMONETARY ASSETS, AN AMENDMENT OF APB OPINION NO. 29 ("SFAS 153"). SFAS 153 amends prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 are effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005 and shall be applied prospectively. SFAS 153 is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

   In December 2004, FASB revised SFAS 123 to Share-Based Payment ("SFAS 123(r)"). SFAS 123(r) provides additional guidance on determining whether certain financial instruments awarded in share-based payment transactions are liabilities. SFAS 123(r) also requires that the cost of all share-based transactions be recorded in the financial statements. The revised pronouncement must be adopted by the Company by July 1, 2005. As all stock options currently accounted for under APB 25 will vest prior to the effective date, implementation of SFAS 123(r) will not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2003, the Company adopted SFAS 148, which provides guidance on how to apply the fair value method of accounting for share-based payments. As permitted under SFAS 148, the Company elected to use the prospective method of accounting for stock options granted subsequent to December 31, 2002. Options granted prior to January 1, 2003 will continue to be accounted for under the intrinsic value method until the adoption of SFAS 123(r), and the pro forma impact of accounting for these options at fair value will continue to be disclosed in the consolidated financial statements until the last of those options vest in 2005. See Note 12.

   In March 2004, the Emerging Issues Task Force ("EITF") reached further consensus on Issue No. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. An EITF 03-1 consensus reached in November 2003 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The Company has complied with the disclosure requirements of EITF 03-1, which were effective December 31, 2003. The accounting guidance of EITF 03-1 relating to the recognition of investment impairment which was to be effective in the third quarter of 2004 has been delayed pending the development of additional guidance. The Company is actively monitoring the deliberations relating to this issue at the FASB and currently is unable to determine the ultimate impact EITF 03-1 will have on its consolidated financial statements.

   In March 2004, the EITF reached consensus on Issue No. 03-16, ACCOUNTING FOR INVESTMENTS IN LIMITED LIABILITY COMPANIES ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2004, the Company adopted SOP 03-1, as interpreted by Technical Practices Aids issued by the American Institute of Certified Public Accountants. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released FSP No. 97-1, SITUATIONS IN WHICH PARAGRAPHS 17(B) AND 20 OF FASB STATEMENT NO. 97, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS, PERMIT OR REQUIRE ACCRUAL OF AN UNEARNED REVENUE LIABILITY ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased the liability for future policyholder benefits for changes in the methodology relating to various guaranteed death and annuitization benefits and for determining liabilities for certain universal life insurance contracts by $8 million, which has been reported as a cumulative effect of a change in accounting. This amount is net of corresponding changes in DAC, including VOBA and unearned revenue liability ("offsets") under certain variable annuity and life contracts and income taxes. Certain other contracts sold by the Company provide for a return through periodic crediting rates, surrender adjustments or termination adjustments based on the total return of a contractually referenced pool of assets owned by the Company. To the extent that such contracts are not accounted for as derivatives under the provisions of SFAS 133 and not already credited to the contract account balance, under SOP 03-1 the change relating to the fair value of the referenced pool of assets is recorded as a liability with the change in the liability recorded as policyholder benefits and claims. Prior to the adoption of SOP 03-1, the Company recorded the change in such liability as other comprehensive income. At adoption, this change decreased net income and increased other comprehensive income by $33 million, net of income taxes, which were recorded as cumulative effects of a change in accounting. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC. Since the Company followed a similar approach prior to adoption of SOP 03-1, the provisions of SOP 03-1 relating to sales inducements had no significant impact on the Company's consolidated financial statements. At adoption, the Company reclassified $116 million of ownership in its own separate accounts from other assets to fixed maturities, equity securities and cash and cash equivalents. This reclassification had no significant impact on net income or other comprehensive income at adoption. In accordance with SOP 03-1's guidance for the reporting of certain separate accounts, at adoption, the Company also reclassified $1.7 billion of separate account assets to general account investments and $1.7 billion of separate account liabilities to future policy benefits and policyholder account balances. This reclassification decreased net income and increased other comprehensive income by $27 million, net of income taxes, which were reported as cumulative effects of a change in accounting. The application of SOP 03-1 decreased the Company's 2004 net income by $36 million, including the cumulative effect of adoption of a decrease in net income of $52 million as described above.

   In December 2003, FASB revised SFAS No. 132, EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS--AN AMENDMENT OF FASB STATEMENTS NO. 87, 88 AND 106 ("SFAS 132(r)"). SFAS 132(r) retains most of the disclosure requirements of SFAS 132 and requires additional disclosure about assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other postretirement plans. SFAS 132(r) was primarily effective for fiscal years ending after December 15, 2003; however, certain disclosures about foreign plans and estimated future benefit payments were effective for fiscal years ending after June 15, 2004. The Company's adoption of SFAS 132(r) on December 31, 2003 did not have a significant impact on its consolidated financial statements since it only revised disclosure requirements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In May 2004, the FASB issued FASB Staff Position ("FSP") No. 106-2, ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT AND MODERNIZATION ACT OF 2003 ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement health care plan that provides prescription drug benefits. The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 based on the Company's determination that the prescription drug benefits offered under certain postretirement plans are actuarially equivalent to the benefits offered under Medicare Part D. FSP 106-2 was effective for interim periods beginning after June 15, 2004 and provides for either retroactive application to the date of enactment of the legislation or prospective application from the date of adoption of FSP 106-2. Effective July 1, 2004, the Company adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the accumulated postretirement benefit obligation and net periodic postretirement benefit cost was reduced by $201 million and $16 million for 2004, respectively.

   Effective October 1, 2003, the Company adopted Statement 133 Implementation Issue No. B36, EMBEDDED DERIVATIVES: MODIFIED COINSURANCE ARRANGEMENTS AND DEBT INSTRUMENTS THAT INCORPORATE CREDIT RISK EXPOSURES THAT ARE UNRELATED OR ONLY PARTIALLY RELATED TO THE CREDITWORTHINESS OF THE OBLIGOR UNDER THOSE INSTRUMENTS ("Issue B36"). Issue B36 concluded that (i) a company's funds withheld payable and/or receivable under certain reinsurance arrangements, and
(ii) a debt instrument that incorporates credit risk exposures that are unrelated or only partially related to the creditworthiness of the obligor include an embedded derivative feature that is not clearly and closely related to the host contract. Therefore, the embedded derivative feature is measured at fair value on the balance sheet and changes in fair value are reported in income. The Company's application of Issue B36 increased (decreased) net income by $4 million and ($12) million, net of amortization of DAC and income taxes, for 2004 and 2003, respectively. The 2003 impact includes a decrease in net income of $26 million relating to the cumulative effect of a change in accounting from the adoption of the new guidance.

   Effective July 1, 2003, the Company adopted SFAS No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("SFAS 149"). SFAS 149 amended and clarified the accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain previously issued and effective guidance, SFAS 149 was effective for contracts entered into or modified after June 30, 2003. The Company's adoption of SFAS 149 did not have a significant impact on its consolidated financial statements.

   During 2003, the Company adopted FASB Interpretation ("FIN") No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES--AN INTERPRETATION OF ARB NO. 51 ("FIN 46"), and its December 2003 revision ("FIN 46(r)"). Certain of the Company's investments in real estate joint ventures and other limited partnership interests meet the definition of a VIE and have been consolidated, in accordance with the transition rules and effective dates, because the Company is deemed to be the primary beneficiary. A VIE is defined as (i) any entity in which the equity investments at risk in such entity do not have the characteristics of a controlling financial interest, or (ii) any entity that does not have sufficient equity at risk to finance its activities without additional subordinated support from other parties. Effective February 1, 2003, the Company adopted FIN 46 for VIEs created or acquired on or after February 1, 2003 and, effective December 31, 2003, the Company adopted FIN 46(r) with respect to interests in entities formerly considered special purpose entities ("SPEs"), including interests in asset-backed securities and collateralized debt obligations. The adoption of FIN 46 as of February 1, 2003 did not have a significant impact on the Company's consolidated financial statements. The adoption of the provisions of FIN 46(r) at December 31, 2003 did not require the Company to consolidate any additional VIEs that were not previously consolidated. In accordance with the provisions of FIN 46(r), the Company elected to defer until March 31, 2004 the consolidation of interests in VIEs for non-SPEs acquired prior to February 1, 2003 for which

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES it is the primary beneficiary. As of March 31, 2004, the Company consolidated assets and liabilities relating to real estate joint ventures of $78 million and $11 million, respectively, and assets and liabilities relating to other limited partnerships of $29 million and less than $1 million, respectively, for VIEs for which the Company was deemed to be the primary beneficiary. There was no impact to net income from the adoption of FIN 46.

   Effective January 1, 2003, the Company adopted FIN No. 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees and expands financial statement disclosures for others. The initial recognition and initial measurement provisions of FIN 45 were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of FIN 45 did not have a significant impact on the Company's consolidated financial statements. See Note 10.

   Effective January 1, 2003, the Company adopted SFAS No. 146, ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES ("SFAS 146"). SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recorded and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF Issue No. 94-3, LIABILITY RECOGNITION FOR CERTAIN EMPLOYEE TERMINATION BENEFITS AND OTHER COSTS TO EXIT AN ACTIVITY INCLUDING CERTAIN COSTS INCURRED IN A RESTRUCTURING ("EITF 94-3"). The Company's activities subject to this guidance in 2004 and 2003 were not significant.

   Effective January 1, 2003, the Company adopted SFAS No. 145, RESCISSION OF FASB STATEMENTS NO. 4, 44, AND 64, AMENDMENT OF FASB STATEMENT NO. 13, AND TECHNICAL CORRECTIONS ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. The adoption of SFAS 145 did not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, REPORTING THE RESULTS OF OPERATIONS--REPORTING THE EFFECTS OF DISPOSAL OF A SEGMENT OF A BUSINESS, AND EXTRAORDINARY, UNUSUAL AND INFREQUENTLY OCCURRING EVENTS AND TRANSACTIONS ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144: (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets.

   Effective January 1, 2002, the Company adopted SFAS No. 142. SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES by reporting unit. There was no impairment of identified intangibles or significant reclassifications between goodwill and other intangible assets at January 1, 2002. Amortization of other intangible assets was not material for the years ended December 31, 2004, 2003 and 2002.

2.  INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

   Fixed maturities and equity securities at December 31, 2004 were as follows:

                                                                    GROSS
                                                        COST OR  UNREALIZED
                                                       AMORTIZED ----------- ESTIMATED
                                                         COST     GAIN  LOSS FAIR VALUE
                                                       --------- ------ ---- ----------
                                                            (DOLLARS IN MILLIONS)
Fixed Maturities:
   Bonds:
       U.S. treasury/agency securities................ $ 14,938  $1,271 $ 19  $ 16,190
       State and political subdivision securities.....      340      16    1       355
       U.S. corporate securities......................   51,398   3,561  144    54,815
       Foreign government securities..................    4,666     767   12     5,421
       Foreign corporate securities...................   21,545   2,381   65    23,861
       Residential mortgage-backed securities.........   28,155     573   52    28,676
       Commercial mortgage-backed securities..........   10,395     408   30    10,773
       Asset-backed securities........................    9,282     115   29     9,368
       Other fixed maturity securities................      519      46   33       532
                                                       --------  ------ ----  --------
          Total bonds.................................  141,238   9,138  385   149,991
   Redeemable preferred stocks........................      274      --   19       255
                                                       --------  ------ ----  --------
          Total fixed maturities...................... $141,512  $9,138 $404  $150,246
                                                       ========  ====== ====  ========
   Equity Securities:
       Common stocks.................................. $  1,329  $  238 $  5  $  1,562
       Nonredeemable preferred stocks.................      317      24   --       341
                                                       --------  ------ ----  --------
          Total equity securities..................... $  1,646  $  262 $  5  $  1,903
                                                       ========  ====== ====  ========

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Fixed maturities and equity securities at December 31, 2003 were as follows:

                                                                    GROSS
                                                        COST OR  UNREALIZED
                                                       AMORTIZED ----------- ESTIMATED
                                                         COST     GAIN  LOSS FAIR VALUE
                                                       --------- ------ ---- ----------
                                                            (DOLLARS IN MILLIONS)
Fixed Maturities:
   Bonds:
       U.S. treasury/agency securities................ $ 13,249  $1,208 $ 23  $ 14,434
       State and political subdivision securities.....      282      11    8       285
       U.S. corporate securities......................   49,466   3,486  228    52,724
       Foreign government securities..................    4,847     752   20     5,579
       Foreign corporate securities...................   18,680   2,005   70    20,615
       Residential mortgage-backed securities.........   28,049     687   81    28,655
       Commercial mortgage-backed securities..........    9,080     480   15     9,545
       Asset-backed securities........................   10,414     169   54    10,529
       Other fixed maturity securities................      232     138   62       308
                                                       --------  ------ ----  --------
          Total bonds.................................  134,299   8,936  561   142,674
   Redeemable preferred stocks........................      545       2   73       474
                                                       --------  ------ ----  --------
          Total fixed maturities...................... $134,844  $8,938 $634  $143,148
                                                       ========  ====== ====  ========
   Equity Securities:
       Common stocks.................................. $    506  $  323 $  1  $    828
       Nonredeemable preferred stocks.................      379      25   --       404
                                                       --------  ------ ----  --------
          Total equity securities..................... $    885  $  348 $  1  $  1,232
                                                       ========  ====== ====  ========

   The Company held foreign currency derivatives with notional amounts of $4,642 million and $3,472 million to hedge the exchange rate risk associated with foreign bonds and loans at December 31, 2004 and 2003, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $11,216 million and $11,814 million at December 31, 2004 and 2003, respectively. These securities had a net unrealized gain of $877 million and $839 million at December 31, 2004 and 2003, respectively. Non-income producing fixed maturities were $84 million and $357 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The cost or amortized cost and estimated fair value of bonds at December 31, 2004, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                        COST OR
                                                       AMORTIZED  ESTIMATED
                                                         COST     FAIR VALUE
                                                       ---------  ----------
                                                       (DOLLARS IN MILLIONS)
     Due in one year or less.......................... $  5,491    $  5,578
     Due after one year through five years............   24,326      25,491
     Due after five years through ten years...........   28,853      31,053
     Due after ten years..............................   34,736      39,052
                                                       --------    --------
        Subtotal......................................   93,406     101,174
     Mortgage-backed and other asset-backed securities   47,832      48,817
                                                       --------    --------
        Subtotal......................................  141,238     149,991
     Redeemable preferred stock.......................      274         255
                                                       --------    --------
        Total fixed maturities........................ $141,512    $150,246
                                                       ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales or disposals of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        YEARS ENDED DECEMBER 31,
                                       -------------------------
                                         2004     2003     2002
                                       -------  -------  -------
                                         (DOLLARS IN MILLIONS)
               Proceeds............... $53,643  $48,390  $34,918
               Gross investment gains. $   792  $   446  $ 1,683
               Gross investment losses $  (468) $  (452) $  (973)

   Gross investment losses above exclude writedowns recorded during 2004, 2003 and 2002 for other-than-temporarily impaired available-for-sale fixed maturities and equity securities of $93 million, $328 million and $1,342 million, respectively.

   The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment or are attributable to declines in fair value occurring in the period of disposition.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table shows the estimated fair values and gross unrealized losses of the Company's fixed maturities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at December 31, 2004 and 2003:

                                                                  DECEMBER 31, 2004
                                            --------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                            LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                            -------------------- -------------------- --------------------
                                            ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                              FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                              VALUE      LOSS      VALUE      LOSS      VALUE      LOSS
                                            --------- ---------- --------- ---------- --------- ----------
                                                                (DOLLARS IN MILLIONS)
U.S. treasury/agency securities............  $ 4,399     $ 19     $    1      $ --     $ 4,400     $ 19
States and political subdivision securities       37       --         14         1          51        1
U.S. corporate securities..................    8,122       97      1,081        47       9,203      144
Foreign government securities..............      493        8         39         4         532       12
Foreign corporate securities...............    3,234       52        413        13       3,647       65
Residential mortgage-backed securities.....    7,257       49        215         3       7,472       52
Commercial mortgage-backed securities......    3,137       27        136         3       3,273       30
Asset-backed securities....................    3,424       22        203         7       3,627       29
Other fixed maturity securities............       37       33         12        --          49       33
                                             -------     ----     ------      ----     -------     ----
   Total bonds.............................   30,140      307      2,114        78      32,254      385
Redeemable preferred stocks................      255       19         --        --         255       19
                                             -------     ----     ------      ----     -------     ----
   Total fixed maturities..................  $30,395     $326     $2,114      $ 78     $32,509     $404
                                             =======     ====     ======      ====     =======     ====
Equity Securities..........................  $    78     $  5     $    4      $ --     $    82     $  5
                                             =======     ====     ======      ====     =======     ====
Total number of securities in an unrealized
  loss position............................    2,866                 244                 3,110
                                             =======              ======               =======

                                                                  DECEMBER 31, 2003
                                            --------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                            LESS THAN 12 MONTHS     THAN 12 MONTHS           TOTAL
                                            -------------------- -------------------- --------------------
                                            ESTIMATED   GROSS    ESTIMATED   GROSS    ESTIMATED   GROSS
                                              FAIR    UNREALIZED   FAIR    UNREALIZED   FAIR    UNREALIZED
                                              VALUE      LOSS      VALUE      LOSS      VALUE      LOSS
                                            --------- ---------- --------- ---------- --------- ----------
                                                                (DOLLARS IN MILLIONS)
U.S. treasury/agency securities............  $ 3,526     $ 23     $   --      $ --     $ 3,526     $ 23
States and political subdivision securities      131        8         --        --         131        8
U.S. corporate securities..................    6,338      136        962        92       7,300      228
Foreign government securities..............      225       20          2        --         227       20
Foreign corporate securities...............    2,446       57        331        13       2,777       70
Residential mortgage-backed securities.....    7,133       78         18         3       7,151       81
Commercial mortgage-backed securities......    1,998       13        227         2       2,225       15
Asset-backed securities....................    2,295       29        780        25       3,075       54
Other fixed maturity securities............       12       52         40        10          52       62
                                             -------     ----     ------      ----     -------     ----
   Total bonds.............................   24,104      416      2,360       145      26,464      561
Redeemable preferred stocks................      192       60        279        13         471       73
                                             -------     ----     ------      ----     -------     ----
   Total fixed maturities..................  $24,296     $476     $2,639      $158     $26,935     $634
                                             =======     ====     ======      ====     =======     ====
Equity Securities..........................  $    18     $  1     $   21      $ --     $    39     $  1
                                             =======     ====     ======      ====     =======     ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

SECURITIES LENDING PROGRAM

   The Company participates in a securities lending program whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $23,325 million and $22,290 million and an estimated fair value of $24,625 million and $23,461 million were on loan under the program at December 31, 2004 and 2003, respectively. The Company was liable for cash collateral under its control of $25,230 million and $24,065 million at December 31, 2004 and 2003, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

ASSETS ON DEPOSIT AND HELD IN TRUST

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $1,315 million and $1,286 million at December 31, 2004 and 2003, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,880 million and $1,711 million at December 31, 2004 and 2003, respectively.

MORTGAGE AND OTHER LOANS

   Mortgage and other loans were categorized as follows:

                                                DECEMBER 31,
                                       ------------------------------
                                            2004            2003
                                       --------------  --------------
                                       AMOUNT  PERCENT AMOUNT  PERCENT
                                       ------- ------- ------- -------
                                            (DOLLARS IN MILLIONS)
          Commercial mortgage loans... $25,432    80%  $21,597    81%
          Agricultural mortgage loans.   5,654    18     5,166    19
          Other loans.................     639     2        --    --
                                       -------   ---   -------   ---
             Total....................  31,725   100%   26,763   100%
                                                 ===             ===
          Less: Valuation allowances..     154             126
                                       -------         -------
             Mortgage and other loans. $31,571         $26,637
                                       =======         =======

   Mortgage loans are collateralized by properties primarily located throughout the United States. At December 31, 2004, approximately 19%, 11% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   Mortgage loans at December 31, 2004 and 2003 include $1,480 million and $1,998 million, respectively to MTL, a related party, in connection with Metropolitan Insurance and Annuity Company's ("MIAC") purchase of real estate from the Company in 2001 and 2003. MIAC was merged into MTL in 2004. In addition, certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $641 million and $639 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Changes in loan valuation allowances for mortgage and other loans were as follows:

                                             YEARS ENDED DECEMBER 31,
                                             -----------------------
                                             2004     2003    2002
                                             ----     ----    ----
                                             (DOLLARS IN MILLIONS)
                  Balance, beginning of year $126     $122    $144
                  Additions.................   56       50      39
                  Deductions................  (28)     (46)    (56)
                  Acquisitions of affiliates   --       --      (5)
                                              ----     ----    ----
                  Balance, end of year...... $154     $126    $122
                                              ====     ====    ====

   A portion of the Company's mortgage and other loans was impaired and consisted of the following:

                                                              DECEMBER 31,
                                                              ------------------
                                                              2004         2003
                                                              ----         ----
                                                              (DOLLARS IN MILLIONS)
         Impaired mortgage loans with valuation allowances... $178         $286
         Impaired mortgage loans without valuation allowances  115          146
                                                                ----         ----
            Total............................................  293          432
         Less: Valuation allowances on impaired loans........   40           61
                                                                ----         ----
            Impaired loans................................... $253         $371
                                                                ====         ====

   The average investment in impaired loans was $376 million, $615 million and $1,068 million for the years ended December 31, 2004, 2003 and 2002, respectively. Interest income on impaired loans was $25 million, $55 million and $88 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   The investment in restructured loans was $121 million and $188 million at December 31, 2004 and 2003, respectively. Interest income of $9 million, $19 million and $44 million was recognized on restructured loans for the years ended December 31, 2004, 2003 and 2002, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $11 million, $24 million and $41 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   Mortgage and other loans with scheduled payments of 60 days (90 days for agricultural mortgages) or more past due or in foreclosure had an amortized cost of $35 million at both December 31, 2004 and 2003, respectively.

REAL ESTATE AND REAL ESTATE JOINT VENTURES

   Real estate and real estate joint ventures consisted of the following:

                                                                 DECEMBER 31,
                                                                --------------------
                                                                 2004       2003
                                                                 ------     ------
                                                                (DOLLARS IN MILLIONS)
 Real estate and real estate joint ventures held-for-investment $3,193     $2,786
 Impairments...................................................   (124)      (132)
                                                                 ------     ------
    Total......................................................  3,069      2,654
                                                                 ------     ------
 Real estate held-for-sale.....................................    262        635
 Impairments...................................................     (6)      (151)
 Valuation allowance...........................................     (4)       (12)
                                                                 ------     ------
    Total......................................................    252        472
                                                                 ------     ------
        Real estate and real estate joint ventures............. $3,321     $3,126
                                                                 ======     ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Accumulated depreciation on real estate was $1,222 million and $1,226 million at December 31, 2004 and 2003, respectively. Related depreciation expense was $116 million, $124 million and $180 million for the years ended December 31, 2004, 2003 and 2002, respectively. These amounts include $14 million, $34 million and $83 million of depreciation expense related to discontinued operations for the years ended December 31, 2004, 2003 and 2002, respectively.

   Real estate and real estate joint ventures were categorized as follows:

                                       DECEMBER 31,
                               ----------------------------
                                    2004           2003
                               -------------  -------------
                               AMOUNT PERCENT AMOUNT PERCENT
                               ------ ------- ------ -------
                                   (DOLLARS IN MILLIONS)
                   Office..... $1,800    55%  $1,597    51%
                   Retail.....    556    17      660    21
                   Apartments.    514    15      496    16
                   Land.......     47     1       77     2
                   Agriculture      1    --        1    --
                   Other......    403    12      295    10
                               ------   ---   ------   ---
                      Total... $3,321   100%  $3,126   100%
                               ======   ===   ======   ===

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2004, approximately 27%, 24% and 14% of the Company's real estate holdings were located in California, Texas and New York, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                             YEARS ENDED DECEMBER 31,
                                             -----------------------
                                             2004     2003    2002
                                             ----     ----    ----
                                             (DOLLARS IN MILLIONS)
                  Balance, beginning of year $ 12     $ 11    $ 35
                  Additions.................   13       17      21
                  Deductions................  (21)     (16)    (45)
                                              ----     ----    ----
                  Balance, end of year...... $  4     $ 12    $ 11
                                              ====     ====    ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $15 million, $34 million and $49 million for the years ended December 31, 2004, 2003 and 2002, respectively. Investment income (expense) related to impaired real estate and real estate joint ventures held-for-sale was ($1) million, $1 million, and $2 million for the years ended December 31, 2004, 2003 and 2002, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $38 million and $67 million at December 31, 2004 and 2003, respectively.

   The Company owned real estate acquired in satisfaction of debt of $1 million at both December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

LEVERAGED LEASES

   Leveraged leases, included in other invested assets, consisted of the following:

                                              DECEMBER 31,
                                             --------------------
                                              2004       2003
                                              ------     ------
                                             (DOLLARS IN MILLIONS)
                   Investment............... $1,059     $  974
                   Estimated residual values    480        386
                                              ------     ------
                      Total.................  1,539      1,360
                   Unearned income..........   (424)      (380)
                                              ------     ------
                      Leveraged leases...... $1,115     $  980
                                              ======     ======

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from one to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred income tax liability related to leveraged leases was $757 million and $870 million at December 31, 2004 and 2003, respectively.

FUNDS WITHHELD AT INTEREST

   Included in other invested assets at December 31, 2004 and 2003, were funds withheld at interest of $2,788 million and $2,890 million, respectively.

NET INVESTMENT INCOME

   The components of net investment income were as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                     -----------------------
                                                      2004     2003    2002
                                                     -------  ------- -------
                                                      (DOLLARS IN MILLIONS)
   Fixed maturities................................. $ 8,071  $ 7,757 $ 7,844
   Equity securities................................      65       26      42
   Mortgage and other loans.........................   1,840    1,811   1,840
   Real estate and real estate joint ventures.......     579      528     600
   Policy loans.....................................     492      510     512
   Other limited partnership interests..............     324       80      58
   Cash, cash equivalents and short-term investments      64       83     228
   Other............................................     249      251     230
                                                     -------  ------- -------
      Total.........................................  11,684   11,046  11,354
   Less: Investment expenses........................     879      767     801
                                                     -------  ------- -------
      Net investment income......................... $10,805  $10,279 $10,553
                                                     =======  ======= =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

NET INVESTMENT GAINS (LOSSES)

   Net investment gains (losses) were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   -----------------------
                                                    2004     2003    2002
                                                    -----   -----   -----
                                                   (DOLLARS IN MILLIONS)
        Fixed maturities.......................... $  81    $(373)  $(862)
        Equity securities.........................   150       39     230
        Mortgage and other loans..................   (54)     (51)    (21)
        Real estate and real estate joint ventures    12       20      (6)
        Other limited partnership interests.......    53      (84)     (2)
        Sales of businesses.......................    --        5      (7)
        Derivatives...............................  (232)    (122)   (140)
        Other.....................................   279        9     (24)
                                                    -----   -----   -----
           Total net investment gains (losses).... $ 289    $(557)  $(832)
                                                    =====   =====   =====

NET UNREALIZED INVESTMENT GAINS

   The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     -------------------------
                                                       2004     2003     2002
                                                     -------  -------  -------
                                                       (DOLLARS IN MILLIONS)
Fixed maturities.................................... $ 8,571  $ 8,094  $ 6,701
Equity securities...................................     270      353       56
Derivatives.........................................    (494)    (395)     (24)
Other invested assets...............................     (69)     (55)       1
                                                     -------  -------  -------
   Total............................................   8,278    7,997    6,734
                                                     -------  -------  -------
Amounts allocated from:
   Future policy benefit loss recognition...........  (1,953)  (1,453)  (1,242)
   Deferred policy acquisition costs................    (407)    (495)    (366)
   Participating contracts..........................      --     (117)    (129)
   Policyholder dividend obligation.................  (2,119)  (2,130)  (1,882)
                                                     -------  -------  -------
   Total............................................  (4,479)  (4,195)  (3,619)
                                                     -------  -------  -------
Deferred income taxes...............................  (1,391)  (1,397)  (1,124)
                                                     -------  -------  -------
   Total............................................  (5,870)  (5,592)  (4,743)
                                                     -------  -------  -------
       Net unrealized investment gains (losses)..... $ 2,408  $ 2,405  $ 1,991
                                                     =======  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The changes in net unrealized investment gains were as follows:

                                                                      YEARS ENDED DECEMBER 31,
                                                                      -----------------------
                                                                       2004    2003     2002
                                                                      ------  ------  -------
                                                                       (DOLLARS IN MILLIONS)
Balance, beginning of year........................................... $2,405  $1,991  $ 1,799
Unrealized investment gains (losses) during the year.................    281     994    2,803
Unrealized investment gains (losses) relating to:
   Future policy benefit gains (losses) recognition..................   (500)   (211)  (1,212)
   Deferred policy acquisition costs.................................     88    (129)    (204)
   Participating contracts...........................................    117      12       (2)
   Policyholder dividend obligation..................................     11    (248)  (1,174)
Deferred income taxes................................................      6    (179)     (72)
Unrealized investment gains (losses) of subsidiaries at date of sale,
  net of deferred income taxes.......................................     --     175       53
                                                                      ------  ------  -------
Balance, end of year................................................. $2,408  $2,405  $ 1,991
                                                                      ------  ------  -------
Net change in unrealized investment gains (losses)................... $    3  $  414  $   192
                                                                      ======  ======  =======

STRUCTURED INVESTMENT TRANSACTIONS

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored four securitizations with a total of approximately $1,341 million and $1,431 million in financial assets as of December 31, 2004 and 2003, respectively. The Company's beneficial interests in these SPEs as of December 31, 2004 and 2003 and the related investment income for the years ended December 31, 2004, 2003 and 2002 were insignificant.

   The Company invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $636 million and $849 million at December 31, 2004 and 2003, respectively. The related net investment income recognized was $44 million and $78 million for the years ended December 31, 2004 and 2003, respectively. For the year ended December 31, 2002, there was insignificant related income.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

VARIABLE INTEREST ENTITIES

   As discussed in Note 1, the Company has adopted the provisions of FIN 46 and FIN 46(r). The adoption of FIN 46(r) required the Company to consolidate certain VIEs for which it is the primary beneficiary. The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that (i) it is the primary beneficiary and which are consolidated in the Company's consolidated financial statements at December 31, 2004, and (ii) it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:

                                                     DECEMBER 31, 2004
                                  -------------------------------------------------------
                                      PRIMARY BENEFICIARY       NOT PRIMARY BENEFICIARY
                                  --------------------------- ---------------------------
                                    TOTAL    MAXIMUM EXPOSURE   TOTAL    MAXIMUM EXPOSURE
                                  ASSETS (1)   TO LOSS (2)    ASSETS (1)   TO LOSS (2)
                                  ---------- ---------------- ---------- ----------------
                                                   (DOLLARS IN MILLIONS)
Asset-backed securitizations and
  collateralized debt obligations    $ --          $ --         $1,418         $  3
Real estate joint ventures (3)...      15            13            132           --
Other limited partnerships (4)...     245           188            900          146
Other structured investments (5).      --            --            856          103
                                     ----          ----         ------         ----
   Total.........................    $260          $201         $3,306         $252
                                     ====          ====         ======         ====

--------
(1)The assets of the asset-backed securitizations and collateralized debt obligations are reflected at fair value at December 31, 2004. The assets of the real estate joint ventures, other limited partnerships and other structured investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.
(2)The maximum exposure to loss of the asset-backed securitizations and collateralized debt obligations is equal to the carrying amounts of retained interests. In addition, the Company provides collateral management services for certain of these structures for which it collects a management fee. The maximum exposure to loss relating to real estate joint ventures, other limited partnerships and other structured investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.
(3)Real estate joint ventures include partnerships and other ventures, which engage in the acquisition, development, management and disposal of real estate investments.
(4)Other limited partnerships include partnerships established for the purpose of investing in real estate funds, public and private debt and equity securities, as well as limited partnerships established for the purpose of investing in low-income housing that qualifies for federal tax credits.
(5)Other structured investments include an offering of a collateralized fund of funds based on the securitization of a pool of private equity funds.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS

   The following table provides a summary of the notional amounts and fair value of derivative financial instruments held at:

                               DECEMBER 31, 2004           DECEMBER 31, 2003
                          --------------------------- ---------------------------
                                     CURRENT MARKET              CURRENT MARKET
                                     OR FAIR VALUE               OR FAIR VALUE
                          NOTIONAL ------------------ NOTIONAL ------------------
                           AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
                          -------- ------ ----------- -------- ------ -----------
                                           (DOLLARS IN MILLIONS)
Interest rate swaps...... $12,215   $276    $   19    $ 9,921   $189     $ 36
Interest rate floors.....   2,065     24        --        325      5       --
Interest rate caps.......   7,045     12        --      9,195     29       --
Financial futures........     417     --         5      1,015      8       24
Foreign currency swaps...   7,457    149     1,274      4,679      9      791
Foreign currency forwards     888     --        57        528     --       10
Options..................     263      8         7      6,065      7       --
Financial forwards.......     326     --        --      1,310      2        3
Credit default swaps.....   1,879     10         5        605      2        1
Synthetic GICs...........   5,869     --        --      5,177     --       --
Other....................     450      1         1         --     --       --
                          -------   ----    ------    -------   ----     ----
   Total................. $38,874   $480    $1,368    $38,820   $251     $865
                          =======   ====    ======    =======   ====     ====

   The following table provides a summary of the notional amounts of derivative financial instruments by maturity at December 31, 2004:

                                                     REMAINING LIFE
                          ---------------------------------------------------------------------
                          ONE YEAR   AFTER ONE YEAR   AFTER FIVE YEARS
                          OR LESS  THROUGH FIVE YEARS THROUGH TEN YEARS AFTER TEN YEARS  TOTAL
                          -------- ------------------ ----------------- --------------- -------
                                                  (DOLLARS IN MILLIONS)
Interest rate swaps......  $1,878       $ 6,427            $ 2,051          $1,859      $12,215
Interest rate floors.....      --            --              2,065              --        2,065
Interest rate caps.......   2,025         5,020                 --              --        7,045
Financial futures........     417            --                 --              --          417
Foreign currency swaps...     268         3,405              3,110             674        7,457
Foreign currency forwards     888            --                 --              --          888
Options..................       6            --                256               1          263
Financial forwards.......     326            --                 --              --          326
Credit default swaps.....     301         1,204                374              --        1,879
Synthetic GICs...........   1,000         1,000              3,869              --        5,869
Other....................     450            --                 --              --          450
                           ------       -------            -------          ------      -------
   Total.................  $7,559       $17,056            $11,725          $2,534      $38,874
                           ======       =======            =======          ======      =======

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

   In exchange-traded Treasury and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of Treasury and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchanges.

   Exchange-traded Treasury futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury performance. The value of Treasury futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

   Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

   In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

   Swaptions are used by the Company primarily to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption.

   Equity options are used by the Company primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

   The Company enters into financial forwards, primarily "to-be-announced" ("TBA") securities, to gain exposure to the investment risk and return of securities not yet available. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

   Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Credit default swaps are also used in replication synthetic asset transactions ("RSATs") to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. RSATs are a combination of a derivative and usually a U.S. Treasury or Agency security. RSATs that involve the use of credit default swaps are included in such classification in the preceding table.

   Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or RSATs and are included in the other classification in the preceding table.

   A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

HEDGING

   The table below provides a summary of the notional amount and fair value of derivatives by type of hedge designation at:

                           DECEMBER 31, 2004           DECEMBER 31, 2003
                      --------------------------- ---------------------------
                                   FAIR VALUE                  FAIR VALUE
                      NOTIONAL ------------------ NOTIONAL ------------------
                       AMOUNT  ASSETS LIABILITIES  AMOUNT  ASSETS LIABILITIES
                      -------- ------ ----------- -------- ------ -----------
                                       (DOLLARS IN MILLIONS)
   Fair value........ $ 4,850   $173    $  233    $ 3,678   $ 27     $291
   Cash flow.........   8,057     40       664     12,968     54      422
   Foreign operations     535     --        47        527     --       10
   Non-qualifying....  25,432    267       424     21,647    170      142
                      -------   ----    ------    -------   ----     ----
      Total.......... $38,874   $480    $1,368    $38,820   $251     $865
                      =======   ====    ======    =======   ====     ====

   The following table provides the settlement payments recorded in income for the:

                                                           YEAR ENDED DECEMBER 31,
                                                           ----------------------
                                                            2004    2003    2002
                                                            -----   ----    ----
                                                           (DOLLARS IN MILLIONS)
    Qualifying hedges:
       Net investment income.............................. $(144)   $(61)   $(4)
       Interest credited to policyholder account balances.    45      --     --
    Non-qualifiying hedges:
       Net investment gains (losses)......................    51      84     32
                                                            -----    ----   ---
           Total.......................................... $ (48)   $ 23    $28
                                                            =====    ====   ===

FAIR VALUE HEDGES

   The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities; and (iii) treasury futures to hedge against changes in value of fixed rate securities.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company recognized Net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                         -----------------------
                                                          2004     2003    2002
                                                          -----    -----   ----
                                                         (DOLLARS IN MILLIONS)
    Changes in the fair value of derivatives............ $ 196    $(184)   $(30)
    Changes in the fair value of items hedged...........  (152)     158      34
                                                          -----    -----   ----
    Net ineffectiveness of fair value hedging activities $  44    $ (26)   $  4
                                                          =====    =====   ====

   All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

CASH FLOW HEDGES

   The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) treasury futures to hedge against changes in value of securities to be acquired; (v) treasury futures to hedge against changes in interest rates on liabilities to be issued; and (vi) financial forwards to gain exposure to the investment risk and return of securities not yet available.

   For the years ended December 31, 2004, 2003 and 2002, the Company recognized Net investment gains (losses) of ($5) million, ($69) million, and ($3) million, respectively, which represented the ineffective portion of all cash flow hedges. All components of each derivative's gains or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

   Presented below is a roll forward of the components of other comprehensive income (loss), before income taxes, related to cash flow hedges:

                                                                       YEAR ENDED DECEMBER 31,
                                                                       ----------------------
                                                                        2004    2003    2002
                                                                       -----   -----   -----
                                                                       (DOLLARS IN MILLIONS)
Other comprehensive income (loss) balance at the beginning of the year $(385)  $ (24)  $  71
Gains (losses) deferred in other comprehensive income (loss) on the
  effective portion of cash flow hedges...............................   (57)   (355)   (142)
Amounts reclassified to net investment income.........................     2       2      57
Amortization of transition adjustment.................................    (7)     (8)    (10)
                                                                       -----   -----   -----
Other comprehensive income (losses) balance at the end of the year.... $(447)  $(385)  $ (24)
                                                                       =====   =====   =====

   At December 31, 2004, approximately $34 million of the deferred net gains on derivatives accumulated in Other comprehensive income (loss) are expected to be reclassified to earnings during the year ending December 31, 2005.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

   The Company uses forward exchange contracts to hedge portions of its net investment in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness based upon the change in forward rates. There was no ineffectiveness recorded in 2004, 2003, or 2002. For the years ended December 31, 2004 and 2003, the Company recorded net unrealized foreign currency losses of $47 million and $10 million, respectively, in other comprehensive income (loss) related to hedges of its net investments in foreign operations. For the year ended December 31, 2004, the Company recorded a foreign currency translation loss of $10 million, in Other comprehensive income
(loss) related to the disposal of certain hedges of net investments in foreign operations. There were no disposals of such hedges for the year ended December 31, 2003.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

   The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and Treasury futures to minimize its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to minimize its exposure to adverse movements in exchange rates; (iii) swaptions to sell embedded call options in fixed rate liabilities;
(iv) credit default swaps to minimize its exposure to adverse movements in credit; (v) equity futures and equity options to economically hedge liabilities embedded in certain variable annuity products; (vi) synthetic GICs to synthetically create traditional GICs; and (vii) RSATs and TRRs to synthetically create investments.

   For the years ended December 31, 2004, 2003 and 2002, the Company recognized as Net investment gains (losses) changes in fair value of ($163) million, ($118) million and ($172) million, respectively, related to derivatives that do not qualify as hedge accounting.

EMBEDDED DERIVATIVES

   The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed rate of return contracts, and modified coinsurance contracts. The fair value of the Company's embedded derivative assets was $43 million at both December 31, 2004 and 2003. The fair value of the Company's embedded derivative liabilities was $26 million and $33 million at December 31, 2004 and 2003, respectively. The amount recorded to Net investment gains (losses) during the years ended December 31, 2004 and 2003 were gains of $34 million and $19 million, respectively. There were no amounts recorded to Net investment gains (losses) during the year ended December 31, 2002 related to embedded derivatives.

CREDIT RISK

   The Company may be exposed to credit related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date. Because exchange traded futures and options are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative financial instruments.

   The Company manages its credit risk by entering into derivative transactions with creditworthy counterparties. In addition, the Company enters into over-the-counter derivatives pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange traded futures and options through regulated exchanges and these positions are marked to market and margined on a daily basis.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  INSURANCE

DEFERRED POLICY ACQUISITION COSTS

   Information regarding VOBA and DAC for the years ended December 31, 2002, 2003 and 2004 is as follows:

                                                        DEFERRED
                                              VALUE OF   POLICY
                                              BUSINESS ACQUISITION
                                              ACQUIRED    COSTS     TOTAL
                                              -------- ----------- -------
                                                  (DOLLARS IN MILLIONS)
     Balance at January 1, 2002..............  $1,502    $ 8,969   $10,471
     Capitalizations.........................      --      2,227     2,227
                                               ------    -------   -------
            Total............................   1,502     11,196    12,698
     Amortization related to:
        Net investment gains (losses)........      16         (5)       11
        Unrealized investment gains (losses).      31        173       204
        Other expenses.......................     121      1,380     1,501
                                               ------    -------   -------
            Total amortization...............     168      1,548     1,716
     Dispositions and other..................    (463)      (853)   (1,316)
                                               ------    -------   -------
     Balance at December 31, 2002............     871      8,795     9,666
     Capitalizations.........................      --      1,982     1,982
     Acquisitions............................      --        218       218
                                               ------    -------   -------
            Total............................     871     10,995    11,866
     Amortization related to:
        Net investment gains (losses)........      (5)       (21)      (26)
        Unrealized investment gains (losses).      (9)       138       129
        Other expenses.......................      49      1,332     1,381
                                               ------    -------   -------
            Total amortization...............      35      1,449     1,484
     Dispositions and other..................      --       (150)     (150)
                                               ------    -------   -------
     Balance at December 31, 2003............     836      9,396    10,232
     Capitalizations.........................      --      1,817     1,817
                                               ------    -------   -------
            Total............................     836     11,213    12,049
     Amortization related to:
        Net investment gains (losses)........       1          5         6
        Unrealized investment gains (losses).     (76)       (12)      (88)
        Other expenses.......................      81      1,055     1,136
                                               ------    -------   -------
            Total amortization...............       6      1,048     1,054
     Dispositions and other..................     (23)        99        76
                                               ------    -------   -------
     Balance at December 31, 2004............  $  807    $10,264   $11,071
                                               ======    =======   =======

   The estimated future amortization expense allocated to other expenses for VOBA is $73 million in 2005, $68 million in 2006, $65 million in 2007, $63 million in 2008 and $63 million in 2009.

   Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES regarding the amount that would have been amortized if such gains and losses had been recognized, and (iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

SALES INDUCEMENTS

   Changes in deferred sales inducements are as follows:

                                              SALES INDUCEMENTS
                                            ---------------------
                                            (DOLLARS IN MILLIONS)
               Balance at January 1, 2004..          $52
               Capitalization..............           29
               Amortization................           (6)
                                                     ---
               Balance at December 31, 2004          $75
                                                     ===

LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

   The following table provides an analysis of the activity in the liability for unpaid claims and claim expenses relating to property and casualty group accident and non-medical health policies and contracts:

                                             YEARS ENDED DECEMBER 31,
                                            -------------------------
                                              2004     2003     2002
                                            -------  -------  -------
                                              (DOLLARS IN MILLIONS)
          Balance at January 1............. $ 3,560  $ 4,821  $ 4,597
             Reinsurance recoverables......    (284)    (496)    (457)
                                            -------  -------  -------
          Net balance at January 1.........   3,276    4,325    4,140
                                            -------  -------  -------
          Incurred related to:
             Current year..................   2,491    3,816    4,219
             Prior years...................      (9)      28      (81)
                                            -------  -------  -------
                                              2,482    3,844    4,138
                                            -------  -------  -------
          Paid related to:
             Current year..................  (1,519)  (2,153)  (2,559)
             Prior years...................    (679)  (1,290)  (1,332)
                                            -------  -------  -------
                                             (2,198)  (3,443)  (3,891)
                                            -------  -------  -------
          Dispositions.....................      --   (1,450)     (62)
          Net Balance at December 31.......   3,560    3,276    4,325
             Add: Reinsurance recoverables.     287      284      496
                                            -------  -------  -------
          Balance at December 31........... $ 3,847  $ 3,560  $ 4,821
                                            =======  =======  =======

GUARANTEES

   The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits") and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

   The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

   The Company had the following types of guarantees relating to annuity and universal and variable life contracts at:

                                                      DECEMBER 31, 2004
   ANNUITY CONTRACTS                            --------------------------
                                                    IN THE          AT
                                                EVENT OF DEATH ANNUITIZATION
                                                -------------- -------------
                                                    (DOLLARS IN MILLIONS)
   RETURN OF NET DEPOSITS
      Separate account value...................   $   2,039            N/A
      Net amount at risk.......................   $      11(1)         N/A
      Average attained age of contractholders..    58 years            N/A
   ANNIVERSARY CONTRACT VALUE OR MINIMUM RETURN
      Separate account value...................   $  29,834      $   2,659
      Net amount at risk.......................   $     735(1)   $       7(2)
      Average attained age of contractholders..    61 years       56 years
   TWO TIER ANNUITIES
      General account value....................         N/A      $     301
      Net amount at risk.......................         N/A      $      36(3)
      Average attained age of contractholders..         N/A       58 years

                                                      DECEMBER 31, 2004
   UNIVERSAL AND VARIABLE LIFE CONTRACTS        --------------------------
                                                  SECONDARY       PAID UP
                                                  GUARANTEES    GUARANTEES
                                                -------------- -------------
                                                    (DOLLARS IN MILLIONS)
   Account value (general and separate account)   $   4,715      $   1,659
   Net amount at risk..........................   $  94,163(1)   $  16,830(1)
   Average attained age of policyholders.......    45 years       51 years

--------
(1)The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.
(2)The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.
(3)The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

   The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts are as follows:

                                                          UNIVERSAL AND VARIABLE
                                  ANNUITY CONTRACTS          LIFE CONTRACTS
                             ---------------------------  ---------------------
                                             GUARANTEED
                               GUARANTEED   ANNUITIZATION SECONDARY    PAID UP
                             DEATH BENEFITS   BENEFITS    GUARANTEES  GUARANTEES TOTAL
                             -------------- ------------- ----------  ---------- -----
                                              (DOLLARS IN MILLIONS)
Balance at January 1, 2004..      $ 8            $16         $ 6         $ 6     $ 36
Incurred guaranteed benefits        4             (9)          4           1       --
Paid guaranteed benefits....       (6)            --          (4)         --      (10)
                                  ---            ---         ---         ---     ----
Balance at December 31, 2004      $ 6            $ 7         $ 6         $ 7     $ 26
                                  ===            ===         ===         ===     ====

   Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows at:

                                          DECEMBER 31, 2004
                                        ---------------------
                                        (DOLLARS IN MILLIONS)
                  Mutual Fund Groupings
                     Equity............        $18,873
                     Bond..............          2,270
                     Balanced..........            886
                     Money Market......            212
                     Specialty.........             79
                                               -------
                         Total.........        $22,320
                                               =======

SEPARATE ACCOUNTS

   Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $53,382 million and $47,198 million at December 31, 2004 and 2003, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $15,125 million and $16,463 million at December 31, 2004 and 2003, respectively. The latter category consisted primarily of Met Managed Guaranteed Interest Contracts and participating close-out contracts. The average interest rates credited on these contracts were 4.7% and 4.5% at December 31, 2004 and 2003, respectively.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $518 million, $451 million and $461 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   At December 31, 2004, fixed maturities, equity securities, and cash and cash equivalents reported on the consolidated balance sheet include $27 million, $20 million and $1 million, respectively, of the Company's proportional interest in separate accounts.

   For the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  REINSURANCE

   The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its various franchises. This practice was initiated by different franchises for different products starting at various points in time between 1992 and 2000. The Company retains up to $25 million on single life policies and $30 million on survivorship policies and reinsures 100% of amounts in excess of the Company's retention limits. The Company reinsures a portion of the mortality risk on its universal life policies. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which are an inherent risk of the property and casualty business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

   The Company has also protected itself through the purchase of combination risk coverage. This reinsurance coverage pools risks from several lines of business and includes individual and group life claims in excess of $2 million per policy, as well as excess property and casualty losses for 2003 and 2002, among others. The Company also reinsures with affiliates certain guarantees in connection with benefit features offered under some of its individual variable annuities.

   In the Reinsurance Segment, Reinsurance Group of America, Incorporated ("RGA"), retains a maximum of $6 million of coverage per individual life with respect to its assumed reinsurance business.

   See Note 10 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                            -------------------------
                                                              2004     2003     2002
                                                            -------  -------  -------
                                                              (DOLLARS IN MILLIONS)
Direct premiums............................................ $15,419  $16,843  $17,859
Reinsurance assumed........................................   4,334    3,568    2,948
Reinsurance ceded..........................................  (2,241)  (2,260)  (2,346)
                                                            -------  -------  -------
Net premiums............................................... $17,512  $18,151  $18,461
                                                            =======  =======  =======
Reinsurance recoveries netted against policyholder benefits $ 1,821  $ 2,175  $ 2,478
                                                            =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,597 million and $3,692 million at December 31, 2004 and 2003, respectively, including $1,302 million and $1,341 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $68 million and $102 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Included in Premiums and other receivables are reinsurance due from Exeter Reassurance Company, Limited, a related party, of $493 million and $507 million at December 31, 2004 and 2003, respectively.

   Included in future policy benefits, other policyholder funds and policyholder account balances are reinsurance liabilities assumed from MTL, MetLife Investors Group, Inc., First MetLife Investor's Insurance Company, MetLife Investor's Insurance Company, and Cova Corporation related parties, of $796 million, $2,505 million, and $243 million, respectively, at December 31, 2004. Included in future policy benefits, other policyholder funds and policyholder account balances are reinsurance liabilities assumed from MIAC, Cova Corporation, and MetLife International Holdings, Inc., related parties of $790 million, $1,807 million, and $190 million, respectively, at December 31, 2003.

6.  CLOSED BLOCK

   On April 7, 2000 (the "date of demutualization"), Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                         YEARS ENDED DECEMBER 31,
                                                                         -----------------------
                                                                           2004         2003
                                                                           -------     -------
                                                                         (DOLLARS IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits.................................................. $42,348      $41,928
Other policyholder funds................................................     258          260
Policyholder dividends payable..........................................     690          682
Policyholder dividend obligation........................................   2,243        2,130
Payables under securities loaned transactions...........................   4,287        6,418
Other liabilities.......................................................     199          180
                                                                           -------     -------
       Total closed block liabilities...................................  50,025       51,598
                                                                           -------     -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value
     (amortized cost: $27,757 and $30,381, respectively)................  29,766       32,348
   Equity securities, at fair value (cost: $898 and $217, respectively).     979          250
   Mortgage loans on real estate........................................   8,165        7,431
   Policy loans.........................................................   4,067        4,036
   Short-term investments...............................................     101          123
   Other invested assets................................................     221          108
                                                                           -------     -------
       Total investments................................................  43,299       44,296
Cash and cash equivalents...............................................     325          531
Accrued investment income...............................................     511          527
Deferred income taxes...................................................   1,002        1,043
Premiums and other receivables..........................................     103          164
                                                                           -------     -------
       Total assets designated to the closed block......................  45,240       46,561
                                                                           -------     -------
Excess of closed block liabilities over assets designated to the closed
  block.................................................................   4,785        5,037
                                                                           -------     -------
Amounts included in accumulated other comprehensive loss:
   Net unrealized investment gains, net of deferred
     income tax of $752 and $730, respectively..........................   1,338        1,270
   Unrealized derivative gains (losses), net of deferred income
     tax benefit of ($31) and ($28), respectively.......................     (55)         (48)
   Allocated from policyholder dividend obligation, net of
     deferred income tax benefit of ($763) and ($778), respectively.....  (1,356)      (1,352)
                                                                           -------     -------
                                                                             (73)        (130)
                                                                           -------     -------
Maximum future earnings to be recognized from closed
  block assets and liabilities.......................................... $ 4,712      $ 4,907
                                                                           =======     =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding the policyholder dividend obligation is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2004     2003    2002
                                                              ------   ------  ------
                                                              (DOLLARS IN MILLIONS)
Balance at beginning of year................................. $2,130   $1,882  $  708
Impact on revenues, net of expenses and income taxes.........    124       --      --
Change in unrealized investment and derivative gains (losses)    (11)     248   1,174
                                                              ------   ------  ------
Balance at end of year....................................... $2,243   $2,130  $1,882
                                                              ======   ======  ======

   Closed block revenues and expenses were as follows:

                                                   YEARS ENDED DECEMBER 31,
                                                   ----------------------
                                                    2004      2003    2002
                                                   ------    ------  ------
                                                   (DOLLARS IN MILLIONS)
      REVENUES
      Premiums.................................... $3,156    $3,365  $3,551
      Net investment income and other revenues....  2,504     2,554   2,568
      Net investment gains (losses)...............    (19)     (128)     11
                                                   ------    ------  ------
         Total revenues...........................  5,641     5,791   6,130
                                                   ------    ------  ------
      EXPENSES
      Policyholder benefits and claims............  3,480     3,660   3,770
      Policyholder dividends......................  1,458     1,509   1,573
      Change in policyholder dividend obligation..    124        --      --
      Other expenses..............................    275       297     310
                                                   ------    ------  ------
         Total expenses...........................  5,337     5,466   5,653
                                                   ------    ------  ------
      Revenues net of expenses before income taxes    304       325     477
      Income taxes................................    109       118     173
                                                   ------    ------  ------
      Revenues net of expenses and income taxes... $  195    $  207  $  304
                                                   ======    ======  ======

   The change in maximum future earnings of the closed block is as follows:

                                             YEARS ENDED DECEMBER 31,
                                             ----------------------
                                              2004     2003    2002
                                             ------   ------  ------
                                              (DOLLARS IN MILLIONS)
            Balance at end of year.......... $4,712   $4,907  $5,114
            Less:
               Reallocation of assets.......     --       --      85
               Balance at beginning of year.  4,907    5,114   5,333
                                             ------   ------  ------
            Change during year.............. $ (195)  $ (207) $ (304)
                                             ======   ======  ======

   During the year ended December 31, 2002, the allocation of assets to the closed block was revised to appropriately classify assets in accordance with the plan of demutualization. The reallocation of assets had no impact on consolidated assets or liabilities.

   Metropolitan Life charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of demutualization. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

7.  DEBT

   Debt consisted of the following:

                                                                                  DECEMBER 31,
                                                                                  ---------------------
                                                                                   2004       2003
                                                                                    ------     ------
                                                                                  (DOLLARS IN MILLIONS)
Surplus notes, interest rates ranging from 7.00% to 7.88%, maturity dates ranging
  from 2005 to 2025.............................................................. $  946     $  940
Capital notes, interest rates of 7.13%, maturity dates ranging from
  2032 to 2033...................................................................    500        500
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging
  from 2006 to 2011..............................................................    300        299
Fixed rate notes, interest rates ranging from 2.99% to 6.38%, maturity dates
  ranging from 2005 to 2006......................................................    106        103
Capital lease obligations........................................................     65         74
Other notes with varying interest rates..........................................    133        139
                                                                                    ------     ------
Total long-term debt.............................................................  2,050      2,055
Total short-term debt............................................................  1,445      3,536
                                                                                    ------     ------
   Total......................................................................... $3,495     $5,591
                                                                                    ======     ======

   The Company maintains committed and unsecured credit facilities aggregating $2.7 billion ($1.06 billion expiring in 2005, $175 million expiring in 2006 and $1.5 billion expiring in 2009). If these facilities were drawn upon, they would bear interest at varying rates in accordance with the respective agreements. The facilities can be used for general corporate purposes and $2.5 billion of the facilities also serve as back-up lines of credit for the Company's commercial paper programs. At December 31, 2004, the Company had drawn approximately $56 million under the facilities expiring in 2005 at interest rates ranging from 5.44% to 6.38% and approximately another $50 million under the facility expiring in 2006 at an interest rate of 2.99%. In April 2003, the Company replaced an expiring $1 billion five-year credit facility with a $1 billion 364-day credit facility and the Holding Company was added as a borrower. In May 2003, the Company replaced an expiring $140 million three-year credit facility with a $175 million three-year credit facility, which expires in 2006. In April 2004, the Company replaced the $2.25 billion credit facilities expiring in 2004 and 2005, with a $1.0 billion 364-day credit facility expiring in 2005 and a $1.5 billion five-year credit facility expiring in 2009.

   At December 31, 2004, the Company had $569 million in outstanding letters of credit from various banks.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile.

   The aggregate maturities of long-term debt for the Company are $430 million in 2005, $160 million in 2006, $11 million in 2007, $24 million in 2008, $14 million in 2009 and $1,411 million thereafter.

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 2.3% and a weighted average maturity of 27 days at December 31, 2004. Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.1% and a weighted average maturity of 33 days at December 31, 2003. The Company has no other collateralized borrowings at December 31, 2004. Such securities had a weighted average coupon rate of 5.07% and a weighted average maturity of 30 days at December 31, 2003.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Interest expense related to the Company's indebtedness included in other expenses was $201 million, $265 million and $208 million for the years ended December 31, 2004, 2003 and 2002, respectively.

8. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

   GENAMERICA CAPITAL I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million, net of unamortized discounts of $6 million, at both December 31, 2004 and 2003. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2004, 2003 and 2002.

   RGA CAPITAL TRUST I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million and $158 million for the years ended December 31, 2004 and 2003, respectively, net of unamortized discount of $66 million and $67 million for the years ended December 31, 2004 and 2003, respectively.

9.  INCOME TAXES

   The provision for income taxes for continuing operations was as follows:

                                             YEARS ENDED DECEMBER 31,
                                             -----------------------
                                             2004     2003    2002
                                             ----     ----    -----
                                             (DOLLARS IN MILLIONS)
                  Current:
                     Federal................ $838     $347   $ 820
                     State and local........   45       19     (18)
                     Foreign................    5        2      (5)
                                              ----     ----   -----
                                              888      368     797
                                              ----     ----   -----

                  Deferred:
                     Federal................   13      272    (328)
                     State and local........   (7)      27      17
                     Foreign................   --       --      12
                                              ----     ----   -----
                                                6      299    (299)
                                              ----     ----   -----
                  Provision for income taxes $894     $667   $ 498
                                              ====     ====   =====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes as reported for continuing operations were as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                       -----------------------
                                                        2004      2003   2002
                                                        ------   -----   ----
                                                       (DOLLARS IN MILLIONS)
    Tax provision at U.S. statutory rate.............. $1,100    $ 826   $566

    Tax effect of:
       Tax exempt investment income...................    (69)    (101)   (86)
       State and local income taxes...................     17       42     18
       Prior year taxes...............................   (104)     (25)    (8)
       Foreign operations net of foreign income taxes.    (25)     (17)     4
       Other, net.....................................    (25)     (58)     4
                                                        ------   -----   ----
    Provision for income taxes........................ $  894    $ 667   $498
                                                        ======   =====   ====

   The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. In 2004 the Company recorded an adjustment of $91 million for the settlement of all federal income tax issues relating to the IRS's audit of the Company's tax returns for the years 1997-1999. Such settlement is reflected in the current year tax expense as an adjustment to prior year taxes. The Company also received $22 million in interest on such settlement and incurred an $8 million tax expense on such settlement for a total impact to net income of $105 million. The current IRS examination covers the years 2000-2002. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income taxes have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                DECEMBER 31,
                                                              --------------------
                                                                2004       2003
                                                               -------    -------
                                                              (DOLLARS IN MILLIONS)
 Deferred income tax assets:
    Policyholder liabilities and receivables................. $ 2,998    $ 2,618
    Net operating losses.....................................     216        245
    Capital loss carryforwards...............................     108         92
    Litigation related.......................................      84         86
    Other....................................................     124         52
                                                               -------    -------
                                                                3,530      3,093
    Less: Valuation allowance................................      16         16
                                                               -------    -------
                                                                3,514      3,077
                                                               -------    -------
 Deferred income tax liabilities:
    Investments..............................................   1,554      1,352
    Deferred policy acquisition costs........................   3,095      2,815
    Employee benefits........................................     114        151
    Net unrealized investment gains..........................   1,391      1,397
    Other....................................................      31         58
                                                               -------    -------
                                                                6,185      5,773
                                                               -------    -------
 Net deferred income tax liability........................... $(2,671)   $(2,696)
                                                               =======    =======

   Domestic net operating loss carryforwards amount to $561 million at December 31, 2004 and will expire beginning in 2014. Domestic capital loss carryforwards amount to $249 million at December 31, 2004 and will expire beginning in 2005. Foreign net operating loss carryforwards amount to $45 million at December 31, 2004 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

10.  COMMITMENTS, CONTINGENCIES AND GUARANTEES

LITIGATION

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2004.

  SALES PRACTICES CLAIMS

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

   In December 1999, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. In October 2000, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by New England Mutual between January 1, 1983 through August 31, 1996. The class includes owners of approximately 600,000 in-force or terminated policies. A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by General American between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2004, there are approximately 328 sales practices lawsuits pending against Metropolitan Life; approximately 49 sales practices lawsuits pending against New England Mutual, New England Life Insurance Company, and New England Securities Corporation (collectively, "New England"); and approximately 54 sales practices lawsuits pending against General American. Metropolitan Life, New England and General

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

American continue to defend themselves vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England and General American.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England's, or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

  ASBESTOS-RELATED CLAIMS

   Metropolitan Life is also a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits principally have been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and have alleged that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in such cases.

   Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. Although Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse monetary judgments in respect of these claims, due to the risks and expenses of litigation, almost all past cases have been resolved by settlements. Metropolitan Life's defenses (beyond denial of certain factual allegations) to plaintiffs' claims include that: (i) Metropolitan Life owed no duty to the plaintiffs--it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs cannot demonstrate justifiable detrimental reliance; and (iii) plaintiffs cannot demonstrate proximate causation. In defending asbestos cases, Metropolitan Life selects various strategies depending upon the jurisdictions in which such cases are brought and other factors which, in Metropolitan Life's judgment, best protect Metropolitan Life's interests. Strategies include seeking to settle or compromise claims, motions challenging the legal or factual basis for such claims or defending on the merits at trial. In 2002, 2003 or 2004, trial courts in California, Utah, Georgia, New York, Texas, and Ohio granted motions dismissing claims against Metropolitan Life on some or all of the above grounds. Other courts have denied motions brought by Metropolitan Life to dismiss cases without the necessity of trial. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Metropolitan Life continues to study its claims experience, review external literature regarding asbestos claims experience in the United States and consider numerous variables that can affect its asbestos liability exposure, including bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the recorded asbestos liability.

   Bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the cost of resolving claims and could result in an increase in the number of trials and possible adverse verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such bankruptcies by certain other defendants. In addition, publicity regarding legislative reform efforts may result in an increase or decrease in the number of claims.

   The total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years are set forth in the following table:

                                                                       AT OR FOR THE YEARS ENDED
                                                                            DECEMBER 31,
                                                                       -----------------------
                                                                        2004      2003    2002
                                                                       -------   ------- -------
                                                                        (DOLLARS IN MILLIONS)
Asbestos personal injury claims at year end (approximate)............. 108,000   111,700 106,500
Number of new claims during the year (approximate)....................  23,500    58,650  66,000
Settlement payments during the year (1)...............................   $85.5     $84.2   $95.1

--------
(1)Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty due to numerous factors. The availability of data is limited and it is difficult to predict with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts.

   The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

   Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million at December 31, 2002. This total recorded asbestos-related liability (after the self-insured retention) was within the coverage of the excess insurance policies discussed below. Metropolitan Life regularly reevaluates its exposure from asbestos litigation and has updated its liability analysis for asbestos-related claims through December 31, 2004.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

   Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to Metropolitan Life at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim was made under the excess insurance policies in 2003 and 2004 for the amounts paid with respect to asbestos litigation in excess of the retention. As the performance of the indices impacts the return in the reference fund, it is possible that loss reimbursements to the Company and the recoverable with respect to later periods may be less than the amount of the recorded losses. Such foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. If at some point in the future, the Company believes the liability for probable and reasonably estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies. The foregone loss reimbursements were approximately $8.3 million with respect to 2002 claims, $15.5 million with respect to 2003 claims and are estimated to be $10.2 million with respect to 2004 claims and estimated to be approximately $54 million in the aggregate, including future years.

  DEMUTUALIZATION ACTIONS

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization, as amended (the "plan") and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions named as defendants some or all of Metropolitan Life, MetLife, Inc. (the "Holding Company"), the individual directors, the New York Superintendent of Insurance (the "Superintendent") and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. On February 21, 2003, a trial court within the commercial part of the New York State court granted the defendants' motions to dismiss two purported class actions. On April 27, 2004, the appellate court modified the trial court's order by reinstating certain claims against Metropolitan Life, the Holding Company and the individual directors. Plaintiffs in these actions have filed a consolidated amended complaint. Defendants' motion to dismiss part of the consolidated amended complaint, and plaintiffs' motion to certify a litigation class are pending. Another purported class action filed in New York State court in Kings County has been consolidated with this action. The plaintiffs in the state court class actions seek compensatory relief and punitive damages. Five persons have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. Respondents have moved to dismiss the proceeding. In a purported class action against Metropolitan Life and the Holding Company pending in the United States District Court for the Eastern District of New York, plaintiffs served a second consolidated amended complaint on April 2, 2004. In this action, plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES connection with the plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts. They seek rescission and compensatory damages. On June 22, 2004, the court denied the defendants' motion to dismiss the claim of violation of the Securities Exchange Act of 1934. The court had previously denied defendants' motion to dismiss the claim for violation of the Securities Act of 1933. On December 10, 2004, the court reaffirmed its earlier decision denying defendants' motion for summary judgment as premature. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

   On April 30, 2004, a lawsuit was filed in New York state court in New York County against the Holding Company and Metropolitan Life on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. In July 2004, the plaintiffs served an amended complaint. The amended complaint challenges the treatment of the cost of the sales practices settlement in the demutualization of Metropolitan Life and asserts claims of breach of fiduciary duty, common law fraud, and unjust enrichment. Plaintiffs seek compensatory and punitive damages, as well as attorneys' fees and costs. The Holding Company and Metropolitan Life have moved to dismiss the amended complaint. In October 2003, the United States District Court for the Western District of Pennsylvania dismissed plaintiffs' similar complaint alleging that the demutualization breached the terms of the 1999 settlement agreement and unjustly enriched the Holding Company and Metropolitan Life. The Holding Company and Metropolitan Life intend to contest this matter vigorously.

  RACE-CONSCIOUS UNDERWRITING CLAIMS

   Insurance departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its affiliates. The New York Insurance Department concluded its examination of Metropolitan Life concerning possible past race-conscious underwriting practices. On April 28, 2003, the United States District Court for the Southern District of New York approved a class action settlement of a consolidated action against Metropolitan Life alleging racial discrimination in the marketing, sale, and administration of life insurance policies. Metropolitan Life also entered into settlement agreements to resolve the regulatory examination.

   Twenty lawsuits involving approximately 140 plaintiffs were filed in federal and state court in Alabama, Mississippi and Tennessee alleging federal and/or state law claims of racial discrimination in connection with the sale, formation, administration or servicing of life insurance policies. Metropolitan Life resolved the claims of some of these plaintiffs through settlement, and some additional plaintiffs have voluntarily dismissed their claims. Metropolitan Life resolved claims of some additional persons who opted out of the settlement class referenced in the preceding paragraph but who had not filed suit. The actions filed in Alabama and Tennessee have been dismissed; one action filed in Mississippi remains pending. In the pending action, Metropolitan Life is contesting plaintiffs' claims vigorously.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company believes that adequate provision has been made to cover the costs associated with the resolution of these matters.

  OTHER

   A putative class action lawsuit is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and not available to individuals like these plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases awarded in 1977, 1980, 1989, 1992, 1996 and 2001, as well as increases awarded in earlier years. Metropolitan Life is vigorously defending itself against these allegations.

   As previously reported, the SEC is conducting a formal investigation of New England Securities Corporation ("NES"), a subsidiary of New England Life Insurance Company ("NELICO"), in response to NES informing the SEC that certain systems and controls relating to one NES advisory program were not operating effectively. NES is cooperating fully with the SEC.

   Prior to filing MetLife, Inc.'s June 30, 2003 Form 10-Q, the Holding Company and/or its subsidiaries announced a $31 million charge, net of income taxes, resulting from certain improperly deferred expenses at an affiliate, New England Financial. The Holding Company and/or its subsidiaries notified the SEC about the nature of this charge prior to its announcement. The SEC is pursuing a formal investigation of the matter and, in December 2004, NELICO received a so-called "Wells Notice" in connection with the SEC investigation. The Wells Notice provides notice that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws. Under the SEC's procedures, a recipient can respond to the SEC staff before the staff makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. The Holding Company and/or its subsidiaries continue to cooperate fully with the SEC in its investigation.

   The American Dental Association and two individual providers have sued the Holding Company and/or its subsidiaries, Mutual of Omaha and Cigna in a purported class action lawsuit brought in a Florida federal district court. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. The Holding Company and/or its subsidiaries are vigorously defending the case. In March 2005, the district court granted in part and denied in part defendants' motion to dismiss.

   On November 16, 2004, a New York state court granted plaintiffs' motion to certify a litigation class of owners of certain participating life insurance policies and a sub-class of New York owners of such policies in an action asserting that Metropolitan Life breached their policies and violated New York's General Business Law in the manner in which it allocated investment income across lines of business during a period ending with the 2000 demutualization. Metropolitan Life has filed a notice of appeal from the order granting this motion. In August 2003, an appellate court affirmed the dismissal of fraud claims in this action. Plaintiffs seek compensatory damages. Metropolitan Life is vigorously defending the case.

   Regulatory bodies have contacted the Company and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. As previously reported, in May 2004, General American received a Wells Notice stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

   In October 2004, the SEC informed the Holding Company and/or its subsidiaries that it anticipates issuing a formal order of investigation related to certain sales by a former sales representative to the Sheriff's Department of Fulton County, Georgia. The Holding Company and/or its subsidiaries are fully cooperating with respect to inquiries from the SEC.

   The Holding Company and/or its subsidiaries have received a number of subpoenas and other requests from the Office of the Attorney General of the State of New York seeking, among other things, information regarding and relating to compensation agreements between insurance brokers and the Holding Company and/or its subsidiaries, whether the Holding Company and/or its subsidiaries have provided or are aware of the provision of "fictitious" or "inflated" quotes and information regarding tying arrangements with respect to reinsurance. Based upon an internal review, the Holding Company and/or its subsidiaries advised the Attorney General for the State of New York that the Holding Company and/or its subsidiaries were not aware of any instance in which they had provided a "fictitious" or "inflated" quote. The Holding Company and/or its subsidiaries also have received a subpoena, including a set of interrogatories, from the Office of the Attorney General of the State of Connecticut seeking information and documents concerning contingent commission payments to brokers and their awareness of any "sham" bids for business. The Holding Company and/or its subsidiaries also have received a Civil Investigative Demand from the Office of the Attorney General for the State of Massachusetts seeking information and documents concerning bids and quotes that the Holding Company and/or its subsidiaries submitted to potential customers in Massachusetts, the identity of agents, brokers, and producers to whom the Holding Company and/or its subsidiaries submitted such bids or quotes, and communications with a certain broker. The Holding Company and/or its subsidiaries is continuing to conduct an internal review of its commission payment practices. The Holding Company and/or its subsidiaries continue to fully cooperate with these inquiries and are responding to the subpoenas and other requests.

   Approximately twelve broker related lawsuits have been received. Two class action lawsuits were filed in the United States District Court for the Southern District of New York on behalf of proposed classes of all persons who purchased the securities of MetLife, Inc. between April 5, 2000 and October 19, 2004 against MetLife, Inc. and certain officers of MetLife, Inc. In the context of contingent commissions, the complaints allege that defendants violated the federal securities laws by issuing materially false and misleading statements and failing to disclose material facts regarding MetLife, Inc.'s financial performance throughout the class period that had the effect of artificially inflating the market price of MetLife Inc.'s securities. Three class action lawsuits were filed in the United States District Court for the Southern District of New York on behalf of proposed classes of participants in and beneficiaries of Metropolitan Life Insurance Company's Savings and Investment Plan against MetLife, Inc., the MetLife, Inc. Employee Benefits Committee, certain officers of Metropolitan Life Insurance Company, and members of MetLife, Inc.'s board of directors. In the context of contingent

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES commissions, the complaints allege that defendants violated their fiduciary obligations under ERISA by failing to disclose to plan participants who had the option of allocating funds in the plan to the MetLife Company Stock Fund material facts regarding MetLife, Inc.'s financial performance. The plaintiffs in these actions seek compensatory and other relief. Two cases have been brought in California state court against MetLife, Inc., other companies, and an insurance broker. One of these cases alleges that the insurers and the broker violated Section 17200 of the California Business and Professions Code by engaging in unfair trade practices concerning contingent commissions and fees paid to the broker; the other case has been brought by the California Insurance Commissioner and alleges that the defendants violated certain provisions of the California Insurance Code. Additionally, two civil RICO or antitrust related class action lawsuits have been brought against MetLife, Inc., and other companies in California federal court with respect to issues concerning contingent commissions and fees paid to one or more brokers. Three class action lawsuits have been brought in Illinois federal court against MetLife, Inc. and other companies alleging that insurers and brokers violated antitrust laws or engaged in civil RICO violations. The Company intends to vigorously defend these cases.

   In addition to those discussed above, regulators and others have made a number of inquiries of the insurance industry regarding industry brokerage practices and related matters and others may begin. It is reasonably possible that the Holding Company and/or its subsidiaries will receive additional subpoenas, interrogatories, requests and lawsuits. The Holding Company and/or its subsidiaries will fully cooperate with all regulatory inquiries and intends to vigorously defend all lawsuits.

   Metropolitan Life also has been named as a defendant in a number of silicosis, welding and mixed dust cases in various states. The Company intends to defend itself vigorously against these cases.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  SUMMARY

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

LEASES

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                                                                      GROSS
                                                     RENTAL SUBLEASE  RENTAL
                                                     INCOME  INCOME  PAYMENTS
                                                     ------ -------- --------
                                                      (DOLLARS IN MILLIONS)
  2005.............................................. $  451   $19      $162
  2006.............................................. $  425   $19      $147
  2007.............................................. $  386   $13      $124
  2008.............................................. $  315   $10      $ 92
  2009.............................................. $  260   $ 4      $ 68
  Thereafter........................................ $1,376   $12      $388

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were approximately $1,320 million and $1,378 million at December 31, 2004 and 2003, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

GUARANTEES

   In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

   In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

   In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies other of its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The fair value of such indemnities, guarantees and commitments entered into during 2004 was insignificant. The Company's recorded liability at December 31, 2004 and 2003 for indemnities, guarantees and commitments is insignificant. In conjunction with replication synthetic asset transaction, as described in Note 3, the Company writes credit default swap obligations requiring payment of principal due in exchange for the reference credit obligation, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company's maximum amount at risk, assuming the value of the referenced

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES credits become worthless, is $1.1 billion at December 31, 2004. The credit default swaps expire at various times during the next seven years.

11.  EMPLOYEE BENEFIT PLANS

PENSION BENEFIT AND OTHER BENEFIT PLANS

   The Company is both the sponsor and administrator of defined benefit pension plans covering eligible employees (including employees of certain affiliates) who meet specified eligibility requirements. Retirement benefits are based upon years of credited service and final average or career average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees (including retirees of certain affiliates) through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company or certain affiliates.

   The Company uses a December 31 measurement date for all of its pension and postretirement benefit plans.

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                       DECEMBER 31,
                                                             -------------------------------
                                                             PENSION BENEFITS  OTHER BENEFITS
                                                             --------------   ---------------
                                                              2004     2003    2004     2003
                                                             ------   ------  ------  -------
                                                                  (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year........... $5,052   $4,744  $2,001  $ 1,878
   Service cost.............................................    116      122      27       38
   Interest cost............................................    297      311     114      122
   Acquisitions and divestitures............................     (3)      (1)     --       --
   Actuarial losses (gains).................................    134      352    (132)     167
   Curtailments and terminations............................     --       (7)     --       (4)
   Change in benefits.......................................     --       (1)      1       (1)
   Transfers in (out) of controlled group...................     (8)    (181)     (1)     (77)
   Benefits paid............................................   (323)    (287)   (127)    (122)
                                                             ------   ------  ------  -------
Projected benefit obligation at end of year.................  5,265    5,052   1,883    2,001
                                                             ------   ------  ------  -------
Change in plan assets:
Fair value of plan assets at beginning of year..............  4,504    4,006     999      965
   Actual return on plan assets.............................    389      636      94      112
   Employer contribution....................................    549      335      90       46
   Transfers in (out) of controlled group...................     (5)    (186)     --       (2)
   Benefits paid............................................   (323)    (287)   (127)    (122)
                                                             ------   ------  ------  -------
Fair value of plan assets at end of year....................  5,114    4,504   1,056      999
                                                             ------   ------  ------  -------
Under funded................................................   (151)    (548)   (827)  (1,002)
Unrecognized net actuarial losses...........................  1,483    1,438     194      352
Unrecognized prior service cost.............................     67       82    (156)    (175)
                                                             ------   ------  ------  -------
Prepaid (accrued) benefit cost.............................. $1,399   $  972  $ (789) $  (825)
                                                             ======   ======  ======  =======
Qualified plan prepaid pension cost......................... $1,725   $1,297
Non-qualified plan accrued pension cost.....................   (469)    (467)
Intangible assets...........................................     13       14
Accumulated other comprehensive income......................    130      128
                                                             ------   ------
Prepaid benefit cost........................................ $1,399   $  972
                                                             ======   ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                     QUALIFIED PLAN   NON-QUALIFIED PLAN       TOTAL
                                    ----------------  -----------------  ----------------
                                      2004     2003    2004      2003      2004     2003
                                    -------  -------   -----     -----   -------  -------
                                                  (DOLLARS IN MILLIONS)
Aggregate fair value of plan assets
  (principally company contracts).. $ 5,114  $ 4,504  $  --     $  --    $ 5,114  $ 4,504
Aggregate projected benefit
  obligation.......................  (4,751)  (4,523)  (514)     (529)    (5,265)  (5,052)
                                    -------  -------   -----     -----   -------  -------
Over (under) funded................ $   363  $   (19) $(514)    $(529)   $  (151) $  (548)
                                    =======  =======   =====     =====   =======  =======

   The accumulated benefit obligation for all defined benefit pension plans was $4,928 million and $4,866 million at December 31, 2004 and 2003, respectively.

   Information for pension plans with an accumulated benefit obligation in excess of plan assets:

                                                                  DECEMBER 31,
                                                                  ------------------
                                                                  2004         2003
                                                                  ----         ----
                                                                  (DOLLARS IN MILLIONS)
     Projected benefit obligation................................ $532         $543
     Accumulated benefit obligation.............................. $468         $465
     Fair value of plan assets................................... $ 14         $ 10

   Information for pension and postretirement plans with a projected benefit obligation in excess of plan assets:

                                                      DECEMBER 31,
                                                ------------------------------
                                                PENSION BENEFITS OTHER BENEFITS
                                                ---------------- -------------
                                                2004     2003     2004    2003
                                                ----     ------  ------  ------
                                                  (DOLLARS IN MILLIONS)
       Projected benefit obligation............ $532    $5,043   $1,883  $2,001
       Fair value of plan assets............... $ 14    $4,484   $1,056  $  999

   As a result of additional pension contributions and favorable investment returns during the year ended December 31, 2004, a significant plan that was included in the pension benefits section of the above table as of December 31, 2003 was no longer included as of December 31, 2004. This plan had a fair value of plan assets of $5,079 with a projected benefit obligation of $4,726 and a fair value of plan assets of $4,474 with a projected benefit obligation of $4,500 as of December 31, 2004 and 2003, respectively.

   The components of net periodic benefit cost were as follows:

                                                 PENSION BENEFITS    OTHER BENEFITS
                                               -------------------  ----------------
                                                2004   2003   2002  2004  2003  2002
                                               -----  -----  -----  ----  ----  ----
                                                       (DOLLARS IN MILLIONS)
Service cost.................................. $ 116  $ 122  $ 104  $ 27  $ 38  $ 36
Interest cost.................................   297    311    307   114   122   123
Expected return on plan assets................  (406)  (331)  (354)  (76)  (71)  (93)
Amortization of prior actuarial losses (gains)
  and prior service cost......................   116    102     33   (12)  (12)   (9)
Curtailment cost..............................    --     10     11    --     3     4
                                               -----  -----  -----  ----  ----  ----
Net periodic benefit cost..................... $ 123  $ 214  $ 101  $ 53  $ 80  $ 61
                                               =====  =====  =====  ====  ====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company expects to receive subsidies on prescription drug benefits beginning in 2006 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003. The postretirement benefit plan assets and accumulated benefit obligation were remeasured effective July 1, 2004 in order to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the accumulated postretirement benefit obligation was reduced $201 million which will be recognized as adjustments of future benefits through the amortization of actuarial losses (gains) in accordance with FASB staff position 106-2 on a prospective basis and net periodic postretirement benefit cost for the year ended 2004 was reduced $16 million. The reduction of net periodic benefit cost is due to reductions in service cost of $2 million, interest cost of $6 million, and amortization of prior actuarial loss of $8 million.

ASSUMPTIONS

   Assumptions used in determining benefit obligations were as follows:

                                                      DECEMBER 31,
                                            -------------------------------
                                            PENSION BENEFITS OTHER BENEFITS
                                            ---------------- --------------
                                            2004     2003    2004    2003
                                             -----    -----   -----  -----
             Weighted average discount rate 5.86%    6.10%   5.86%   6.10%
             Rate of compensation increase. 4%-8%    4%-8%    N/A     N/A

   Assumptions used in determining net periodic benefit cost were as follows:

                                                   DECEMBER 31,
                                        -----------------------------------
                                        PENSION BENEFITS   OTHER BENEFITS
                                        ----------------- -----------------
                                        2004  2003  2002  2004  2003  2002
                                        ----- ----- ----- ----- ----- -----
    Weighted average discount rate..... 6.11% 6.75% 7.27% 6.10% 6.75% 7.40%
    Weighted average expected return on
      plan assets...................... 8.47% 8.50% 9.00% 7.91% 7.77% 8.16%
    Rate of compensation increase...... 4%-8% 4%-8% 4%-6%  N/A   N/A   N/A

   The discount rate is based on the yield of a hypothetical portfolio of high-quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate. The weighted expected return on plan assets for use in that plan's valuation in 2005 is currently anticipated to be 8.50% for pension benefits and other postretirement medical benefits and 6.25% for postretirement life benefits.

   The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation were as follows:

                                                DECEMBER 31,
                               -----------------------------------------------
                                        2004                    2003
                               ---------------------- ------------------------
  Pre-Medicare eligible claims  8% down to 5% in 2010  8.5% down to 5% in 2010
  Medicare eligible claims.... 10% down to 5% in 2014 10.5% down to 5% in 2014

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                             ONE PERCENT ONE PERCENT
                                                              INCREASE    DECREASE
                                                             ----------- -----------
                                                              (DOLLARS IN MILLIONS)
Effect on total of service and interest cost components.....    $ 10        $  (9)
Effect of accumulated postretirement benefit obligation.....    $104        $(100)

PLAN ASSETS

   The weighted average allocation of pension plan and other benefit plan assets is as follows:

                                                                DECEMBER 31,
                                                             ------------------------------
                                                             PENSION BENEFITS OTHER BENEFITS
                                                             ---------------  -------------
                                                             2004     2003    2004    2003
ASSET CATEGORY                                               ----     ----    ----    ----
Equity securities...........................................  50%      48%     41%     38%
Fixed maturities............................................  36%      39%     57%     61%
Other (Real Estate and Alternative investments).............  14%      13%      2%      1%
                                                             ---      ---     ---     ---
   Total.................................................... 100%     100%    100%    100%
                                                             ===      ===     ===     ===

   The weighted average target allocation of pension plan and other benefit plan assets for 2005 is as follows:

                                                             PENSION BENEFITS OTHER BENEFITS
                                                             ---------------- --------------
ASSET CATEGORY
Equity securities...........................................     30%-65%         25%-45%
Fixed maturities............................................     20%-70%         45%-70%
Other (Real Estate and Alternative investments).............      0%-25%          0%-10%

   Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

CASH FLOWS

   The Company expects to contribute $31 million to its pension plans and $91 million to its other benefit plans during 2005.

   The following gross benefit payments, which reflect expected future service as appropriate, are expected to be paid:

                                                             PENSION BENEFITS OTHER BENEFITS
                                                             ---------------- --------------
                                                                  (DOLLARS IN MILLIONS)
2005........................................................      $  295           $119
2006........................................................      $  306           $124
2007........................................................      $  313           $128
2008........................................................      $  324           $132
2009........................................................      $  333           $135
2010-2014...................................................      $1,823           $724

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Gross subsidy payments expected to be received under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 are as follows:

                                                OTHER BENEFITS
                                             ---------------------
                                             (DOLLARS IN MILLIONS)
              2005..........................          $--
              2006..........................          $ 9
              2007..........................          $10
              2008..........................          $11
              2009..........................          $11
              2010-2014.....................          $67

SAVINGS AND INVESTMENT PLANS

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $58 million, $59 million and $58 million for the years ended December 31, 2004, 2003 and 2002, respectively.

12.  EQUITY

PARENT'S INTEREST IN PREFERRED STOCK OF A SUBSIDIARY

   On December 16, 2003, the Holding Company contributed 2,532,600 shares of RGA's common stock to a subsidiary of the Company in exchange for 93,402 shares of Series A Cumulative Preferred Stock ("the Preferred Shares"). Holders of the Preferred Shares are entitled to receive cumulative cash dividends at the annual applicable rate of 7% times the Liquidation Preference of $1,000 per share payable quarterly, when and if declared by the Board of Directors. Holders of the Preferred Shares have no voting rights, except as required by applicable law. The Preferred Shares rank senior to the common stock.

   On December 21, 2004, the Holding Company contributed the 93,402 Preferred Shares to a subsidiary of the Company. The subsidiary of the Company retired the shares and recorded a contribution of capital of $93 million from MetLife, Inc.

DIVIDEND RESTRICTIONS

   Under New York State Insurance Law, Metropolitan Life is permitted, without prior insurance regulatory clearance, to pay a dividend to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year, and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Insurance (the "Superintendent") and the Superintendent does not disapprove the distribution. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The New York State Department of Insurance has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the years ended December 31, 2004, 2003 and 2002, Metropolitan Life paid to MetLife, Inc. $797 million, $698 million and $535 million, respectively, in dividends for which prior insurance regulatory clearance was not required and $0 million, $750 million and $369 million, respectively, in special dividends, as approved by the Superintendent. At

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 31, 2004, the maximum amount of the dividend which may be paid to the Holding Company from Metropolitan Life in 2005, without prior regulatory approval is $880 million. For the years ended December 31, 2004, 2003 and 2002, Metropolitan Life received dividends from affiliates of $14 million, $32 million and $230 million, respectively.

STOCK COMPENSATION PLANS

   Under the MetLife, Inc. 2000 Stock Incentive Plan, as amended, (the "Stock Incentive Plan"), awards granted may be in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. The aggregate number of options to purchase shares of stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333.

   All options granted have an exercise price equal to the fair market value price of the Holding Company's common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three year period commencing with date of grant, while other options become exercisable three years after the date of grant.

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options- pricing model with the following weighted average assumptions used for grants for the:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2004     2003     2002
                                                             -------- -------- --------
Dividend yield..............................................    0.70%    0.79%    0.68%
Risk-free rate of return....................................    3.69%    3.62%    5.08%
Volatility..................................................   34.85%   38.56%   26.70%
Expected duration...........................................  6 years  6 years  6 years

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2004     2003     2002
                                                             -------- -------- --------
Weighted average fair value of options granted.............. $  13.25 $  10.41 $  10.48
                                                             ======== ======== ========

   MetLife, Inc. allocated stock option expense to the Company in each of the years ended December 31, 2004, 2003 and 2002. Options outstanding attributable to the expense allocated to Company were as follows:

                                                                 YEARS ENDED DECEMBER 31,
                                                             --------------------------------
                                                                2004       2003       2002
                                                             ---------- ---------- ----------
Outstanding Options......................................... 21,510,200 20,295,028 16,259,630
Exercisable Options......................................... 12,634,118  4,566,265  1,357,034

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Effective January 1, 2003, MetLife, Inc. and the Company elected to prospectively apply the fair value method of accounting for stock options granted by the Holding Company subsequent to December 31, 2002. As permitted under SFAS 148, options granted prior to January 1, 2003 will continue to be accounted for under APB 25. Had compensation expense for grants awarded prior to January 1, 2003 been determined based on fair value at the date of grant in accordance with SFAS 123, the Company's net income would have been reduced to the following pro forma amounts:

                                                                       YEARS ENDED DECEMBER 31,
                                                                       ----------------------
                                                                        2004     2003    2002
                                                                       ------   ------  ------
                                                                        (DOLLARS IN MILLIONS,
                                                                       EXCEPT PER SHARE DATA)
Net Income............................................................ $2,239   $2,001  $1,612
Add: Stock option-based employee compensation expense included in
  reported net income, net of income taxes............................ $   24   $   11  $    1
Deduct: Total Stock option-based employee compensation determined under fair value based method for all awards, net of income taxes... $  (42)  $  (40) $  (33)
                                                                       ------   ------  ------
Pro forma net income (1).............................................. $2,221   $1,972  $1,580
                                                                       ======   ======  ======

--------
(1)The pro forma earnings disclosures are not necessarily representative of the effects on net income.

   Certain levels of Company management also received awards of stock-based compensation under the MetLife, Inc. Long Term Performance Compensation Plan ("LTPCP"). LTPCP awards vest in their entirety at the end of the three year performance period. Each participant is assigned a target compensation amount at the inception of the performance period with the final compensation amount determined by the performance of the Holding Company's stock over the three-year vesting period, subject to management's discretion. Final awards may be paid in whole or in part with shares of the Holding Company's stock. Compensation expense related to the LTPCP was $45 million, $42 million and $19 million for the years ended December 31, 2004, 2003 and 2002, respectively.

   For the years ended December 31, 2004, 2003 and 2002, stock-based compensation expense related to the Stock Incentive Plan and LTPCP was $82 million, $60 million, and $21 million, respectively, including stock- based compensation for non-employees of $468 thousand, $550 thousand and $2 million, respectively.

STATUTORY EQUITY AND INCOME

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The New York State Department of Insurance has adopted Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of the Company.

   Statutory accounting practices differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

   Statutory net income of Metropolitan Life, a New York domiciled insurer, was $2,648 million, $2,169 million and $1,455 million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory capital and surplus, as filed with the New York State Department of Insurance, was $8,804 million and $7,967 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

OTHER COMPREHENSIVE INCOME

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2004, 2003 and 2002 in other comprehensive income
(loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                                                    2004   2003    2002
                                                                                   -----  -----  -------
                                                                                   (DOLLARS IN MILLIONS)
Holding gains on investments arising during the year.............................. $ 520  $ 783  $ 2,575
Income tax effect of holding gains................................................  (182)  (323)    (859)
Reclassification adjustments:
   Recognized holding (gains) losses included in current year income..............  (236)   363      668
   Amortization of premiums and accretion of discounts associated with
     investments..................................................................    (3)  (152)    (440)
   Income tax effect..............................................................    86    (84)     (71)
Allocation of holding losses on investments relating to other policyholder amounts  (284)  (576)  (2,592)
Income tax effect of allocation of holding losses to other policyholder amounts...   102    228      858
Unrealized investment gains of subsidiary at date of sale.........................    --    269       68
Deferred income taxes on unrealized investment gains of subsidiary at date of sale    --    (94)     (15)
                                                                                   -----  -----  -------
Net unrealized investment gains (losses)..........................................     3    414      192
                                                                                   -----  -----  -------
Foreign currency translation adjustment arising during the year...................    79    174      137
Foreign currency translation adjustment of subsidiary at date of sale.............    --     --      (65)
                                                                                   -----  -----  -------
Foreign currency translation adjustment...........................................    79    174       72
                                                                                   -----  -----  -------
Minimum pension liability adjustment arising during the year......................    (2)   (81)      --
Minimum pension liability adjustment of subsidiary at date of sale................    --     (1)      --
                                                                                   -----  -----  -------
Minimum pension liability adjustment..............................................    (2)   (82)      --
                                                                                   -----  -----  -------
Other comprehensive income (loss)................................................. $  80  $ 506  $   264
                                                                                   =====  =====  =======

13.  OTHER EXPENSES

   Other expenses were comprised of the following:

                                                              YEARS ENDED DECEMBER 31,
                                                             -------------------------
                                                               2004     2003     2002
                                                             -------  -------  -------
                                                               (DOLLARS IN MILLIONS)
Compensation................................................ $ 2,038  $ 2,060  $ 2,441
Commissions.................................................   1,746    1,712    1,938
Interest and debt issue costs...............................     183      313      242
Amortization of policy acquisition costs....................   1,142    1,355    1,512
Capitalization of policy acquisition costs..................  (1,817)  (1,982)  (2,227)
Rent, net of sublease income................................     216      226      289
Minority interest...........................................     168      119       74
Other.......................................................   1,706    1,830    2,079
                                                             -------  -------  -------
   Total other expenses..................................... $ 5,382  $ 5,633  $ 6,348
                                                             =======  =======  =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  BUSINESS SEGMENT INFORMATION

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South Africa and Asia. At December 31, 2004, the Company's business is divided into three operating segments:
Institutional, Individual and Reinsurance, as well as Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements. Auto & Home, operated through Met P&C, was sold to the Holding Company in October 2003. See Note 1. Significant operations of the International segment were sold to the Holding Company in the fourth quarter of 2002. The Company's remaining international operations consisting of the Company's Canadian branch, a subsidiary in Indonesia and a joint venture in China are reported in Corporate & Other for the year ended December 31, 2004.

   Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

   Corporate & Other contains the excess capital not allocated to the business segments, various start up entities and run off entities, the Company's ancillary international operations in 2004, as well as the interest expense related to the majority of the Company's outstanding debt and expenses associated with the resolution of certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. Additionally, the Company's ancillary asset management business is included in the results of operations for Corporate & Other for all periods. See Note 16 for disclosures regarding discontinued operations, including real estate.

   Set forth in the tables below is certain financial information with respect to the Company's operating segments for the years ended December 31, 2004, 2003 and 2002. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon net income excluding certain net investment gains (losses), net of income taxes, and the impact from the cumulative effect of changes in accounting, net of income taxes. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting are included in net investment gains (losses). The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

AS OF OR FOR THE YEAR ENDED                                                                        CORPORATE
DECEMBER 31, 2004                                            INSTITUTIONAL INDIVIDUAL REINSURANCE & OTHER (1)   TOTAL
---------------------------                                  ------------- ---------- ----------- ----------- --------
                                                                               (DOLLARS IN MILLIONS)
Premiums....................................................   $ 10,103     $  4,051    $ 3,349     $     9   $ 17,512
Universal life and investment-type product policy fees......        716        1,325         --           1      2,042
Net investment income.......................................      4,470        5,496        539         300     10,805
Other revenues..............................................        632            3         56          21        712
Net investment gains (losses)...............................        185           68         60         (24)       289
Policyholder benefits and claims............................     11,134        4,870      2,694          37     18,735
Interest credited to policyholder account balances..........        958        1,187        212           1      2,358
Policyholder dividends......................................        107        1,634         --           2      1,743
Other expenses..............................................      1,906        2,264        965         247      5,382
Income from continuing operations before provision for
 income taxes...............................................      2,001          988        133          20      3,142
Income from discontinued operations, net of income taxes....         10            4         --          29         43
Cumulative effect of a change in accounting, net of income
 taxes......................................................        (59)           9         --          (2)       (52)
Net income..................................................      1,270          679         88         202      2,239
Total assets................................................    120,766      137,693     14,573      26,956    299,988
Deferred policy acquisition costs...........................        965        7,517      2,580           9     11,071
Goodwill, net...............................................         61           39         99          18        217
Separate account assets.....................................     36,913       31,594         14         (14)    68,507
Policyholder liabilities....................................     70,051       91,049     10,463         263    171,826
Separate account liabilities................................     36,913       31,594         14         (14)    68,507

AS OF OR FOR THE YEAR ENDED                                                       CORPORATE                    AUTO &
DECEMBER 31, 2003                            INSTITUTIONAL INDIVIDUAL REINSURANCE  & OTHER  INTERNATIONAL (1) HOME (2)   TOTAL
---------------------------                  ------------- ---------- ----------- --------- ----------------- -------- --------
                                                                            (DOLLARS IN MILLIONS)
Premiums....................................   $  9,093     $  4,242    $ 2,648    $    (6)      $    6        $2,168  $ 18,151
Universal life and investment-type
 product policy fees........................        633        1,287         --         --            1            --     1,921
Net investment income.......................      4,027        5,585        431         67           50           119    10,279
Other revenues..............................        592          204         48         38           14            23       919
Net investment gains (losses)...............       (293)        (299)        31         15           (7)           (4)     (557)
Policyholder benefits and claims............      9,842        4,876      2,102          4           16         1,604    18,444
Interest credited to policyholder
 account balances...........................        914        1,280        184         --            1            --     2,379
Policyholder dividends......................        198        1,697         --         (1)           3            --     1,897
Other expenses..............................      1,782        2,436        741         78           24           572     5,633
Income from continuing operations
 before provision for income taxes..........      1,316          730        131         33           20           130     2,360
Income from discontinued operations, net of
 income taxes...............................         37           34         --        263           --            --       334
Cumulative effect of a change in accounting,
 net of income taxes........................        (26)          --         --         --           --            --       (26)
Net income..................................        849          519         86        423           13           111     2,001
Total assets................................    109,492      133,335     12,879     24,490        1,069            --   281,265
Deferred policy acquisition costs...........        739        7,363      2,122          2            6            --    10,232
Goodwill, net...............................         59           42         99         18           --            --       218
Separate account assets.....................     35,632       28,028         13        (12)          --            --    63,661
Policyholder liabilities....................     61,565       88,096      9,272       (579)         297            --   158,651
Separate account liabilities................     35,632       28,028         13        (12)          --            --    63,661

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

AS OF OR FOR THE YEAR ENDED                                                      CORPORATE                    AUTO &
DECEMBER 31, 2002                           INSTITUTIONAL INDIVIDUAL REINSURANCE  & OTHER  INTERNATIONAL (1) HOME (2)  TOTAL
---------------------------                 ------------- ---------- ----------- --------- ----------------- -------- -------
                                                                          (DOLLARS IN MILLIONS)
Premiums...................................    $8,245       $4,419     $1,984      $  (7)        $992         $2,828  $18,461
Universal life and investment-type
 product policy fees.......................       623        1,267         --         --           37             --    1,927
Net investment income......................     3,907        6,013        378       (163)         241            177   10,553
Other revenues.............................       607          454         42         49           10             26    1,188
Net investment gains (losses)..............      (491)        (255)         7        (38)          (9)           (46)    (832)
Policyholder benefits and claims...........     9,343        5,005      1,517          3          821          2,020   18,709
Interest credited to policyholder
 account balances..........................       930        1,608        146         (1)          28             --    2,711
Policyholder dividends.....................       115        1,769         --         --           28             (1)   1,911
Other expenses.............................     1,529        2,555        616        481          373            794    6,348
Income (loss) from continuing operations
 before provision (benefit) for income
 taxes.....................................       974          961        132       (642)          21            172    1,618
Income from discontinued operations, net of
 income taxes..............................       127          203         --        162           --             --      492
Net income (loss)..........................       759          811         86       (196)          21            131    1,612

--------
(1)Ancillary international results are reported in Corporate & Other for the year ended December 31, 2004.
(2)Auto & Home, operated through Met P&C, was sold to the Holding Company in October 2003. See Note 1.

   Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

   Beginning in 2003, the Company changed its methodology of allocating capital to its business segments from Risk-Based Capital ("RBC") to Economic Capital. Prior to 2003, the Company's business segments' allocated equity was primarily based on RBC, an internally developed formula based on applying a multiple to the National Association of Insurance Commissioners Statutory Risk-Based Capital and included certain adjustments in accordance with GAAP. Economic Capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The Economic Capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. This is in contrast to the standardized regulatory RBC formula, which is not as refined in its risk calculations with respect to the nuances of the Company's businesses.

   The change in methodology is being applied prospectively. This change has and will continue to impact the level of net investment income and net income of each of the Company's business segments. A portion of net investment income is credited to the segments based on the level of allocated equity. This change in methodology of allocating equity does not impact the Company's consolidated net investment income or net income.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table presents actual and pro forma net investment income with respect to the Company's segments for the year ended December 31, 2002. The amounts shown as pro forma reflect net investment income that would have been reported in 2002 had the Company allocated capital based on Economic Capital rather than on the basis of RBC.

                                                        NET INVESTMENT INCOME
                                                        --------------------
                                                        FOR THE YEAR ENDED
                                                        DECEMBER 31, 2002
                                                        --------------------
                                                         ACTUAL    PRO FORMA
                                                         -------   ---------
                                                        (DOLLARS IN MILLIONS)
     Institutional..................................... $ 3,907     $ 3,969
     Individual........................................   6,013       5,924
     Reinsurance.......................................     378         339
     Corporate & Other.................................    (163)        (43)
     International.....................................     241         204
     Auto & Home.......................................     177         160
                                                         -------    -------
        Total.......................................... $10,553     $10,553
                                                         =======    =======

   Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. operations were $30,049 million, $29,708 million and $29,344 million for the years ended December 31, 2004, 2003 and 2002, respectively, which represented 96%, 97% and 94%, respectively, of consolidated revenues.

15.  ACQUISITIONS AND DISPOSITIONS

   On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million of cash and stock. As a result of the sale of SSRM, the Company recognized income from discontinued operations of approximately $150 million, net of income taxes, comprised of a realized gain of $166 million, net of income taxes, and an operating expense related to a lease abandonment of $16 million, net of income taxes. Under the terms of the agreement, the Company will have an opportunity to receive, prior to the end of 2006, additional payments aggregating up to approximately 25% of the base purchase price, based on, among other things, certain revenue retention and growth measures. The purchase price is also subject to reduction over five years, depending on retention of certain Company-related business. The Company has reclassified the assets, liabilities and operations of SSRM into discontinued operations for all periods presented in the consolidated financial statements. Additionally, the sale of SSRM resulted in the elimination of the Company's Asset Management segment. The remaining asset management business, which is insignificant, has been reclassified into Corporate & Other. The Company's discontinued operations for the year ended December 31, 2004 also includes expenses of approximately $20 million, net of income taxes, related to the sale of SSRM. See Note 16.

   In 2003, RGA entered into a coinsurance agreement under which it assumed the traditional U.S. life reinsurance business of Allianz Life Insurance Company of North America. The transaction added approximately $278 billion of life reinsurance in-force, $246 million of premium and $11 million of income before income tax expense, excluding minority interest expense, in 2003. The effects of such transaction are included within the Reinsurance segment.

   In October 2003, the Company completed its sale of MTL, MetLife General Insurance Agency, Inc., MetLife Securities, Inc. and N.L. Holding Corporation to the Holding Company. The amount received in excess of book value of $28 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $293 million and $195 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $156 million and $218 million for the years ended December 31, 2003 and 2002, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In October 2003, the Company sold Metropolitan Property and Casualty Insurance Company's common stock to the Holding Company for $1,990 million. The amount received in excess of book value of $120 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $5,806 million and $3,400 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $2,343 million and $3,013 million for the years ended December 31, 2003 and 2002, respectively.

   In December 2002, the Company completed its sale of Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A. to the Holding Company. The amount received in excess of book value of $149 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $17,853 million and $16,545 million, respectively. Total revenues of the entities sold included in the consolidated statements of the income were $1,648 million for the year ended December 31, 2002.

16.  DISCONTINUED OPERATIONS

REAL ESTATE

   The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented as discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

   The following table presents the components of income from discontinued real estate operations:

                                                             YEARS ENDED DECEMBER 31,
                                                             -----------------------
                                                             2004     2003     2002
                                                             ----     -----   -----
                                                             (DOLLARS IN MILLIONS)
Investment income........................................... $ 84    $ 199    $ 530
Investment expense..........................................  (67)    (125)    (350)
Net investment gains (losses)...............................   20      420      581
                                                              ----    -----   -----
   Total revenues...........................................   37      494      761
Interest expense............................................   --        1        1
Provision for income taxes..................................   13      180      276
                                                              ----    -----   -----
   Income from discontinued operations, net of income taxes. $ 24    $ 313    $ 484
                                                              ====    =====   =====

   The carrying value of real estate related to discontinued operations was $252 million and $472 million at December 31, 2004 and 2003, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table shows the real estate discontinued operations by segment:

                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------
                                                         2004    2003    2002
                                                         ----    ----    ----
                                                         (DOLLARS IN MILLIONS)
         Net investment income
            Institutional............................... $ 6     $ 12    $ 42
            Individual..................................   7       12      57
            Corporate & Other...........................   4       50      81
                                                         ---      ----    ----
                Total net investment income............. $17     $ 74    $180
                                                         ===      ====    ====
         Net investment gains (losses)..................
            Institutional............................... $ 9     $ 45    $156
            Individual..................................  (2)      43     262
            Corporate & Other...........................  13      332     163
                                                         ---      ----    ----
                Total net investment gains (losses)..... $20     $420    $581
                                                         ===      ====    ====
         Interest Expense...............................
            Individual.................................. $--     $  1    $  1
                                                         ---      ----    ----
                Total interest expense.................. $--     $  1    $  1
                                                         ===      ====    ====

OPERATIONS

   During the third quarter of 2004, the Company entered into an agreement to sell its wholly-owned subsidiary, SSRM, to a third party, which was sold on January 31, 2005. Accordingly, the assets, liabilities and operations of SSRM have been reclassified into discontinued operations for all periods presented. The operations of SSRM include affiliated revenues of $59 million, $54 million and $56 million, for the years ended December 31, 2004, 2003 and 2002, respectively, related to asset management services provided by SSRM to the Company that have not been eliminated from discontinued operations as these transactions will continue after the sale of SSRM. The following tables present the amounts related to operations of SSRM that have been combined with the discontinued real estate operations in the consolidated income statements:

                                                                                 YEARS ENDED DECEMBER 31,
                                                                                 ------------------------
                                                                                 2004     2003    2002
                                                                                 ----     ----    ----
                                                                                 (DOLLARS IN MILLIONS)
Revenues from discontinued operations........................................... $328     $231    $239
                                                                                   ====    ====    ====
Income from discontinued operations before provision for income taxes........... $ 32     $ 34    $ 14
Provision for income taxes......................................................   13       13       6
                                                                                   ----    ----    ----
   Income from discontinued operations, net of income taxes..................... $ 19     $ 21    $  8
                                                                                   ====    ====    ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                       DECEMBER 31,
                                                                       ------------------
                                                                       2004         2003
                                                                       ----         ----
                                                                       (DOLLARS IN MILLIONS)
Equity securities..................................................... $ 49         $ 14
Real estate and real estate joint ventures............................   96            3
Short term investments................................................   33           17
Other invested assets.................................................   20            8
Cash and cash equivalents.............................................   55           50
Premiums and other receivables........................................   38           23
Other assets..........................................................   88           68
                                                                         ----         ----
   Total assets held-for-sale......................................... $379         $183
                                                                         ====         ====
Short-term debt....................................................... $ 19         $ --
Current income taxes payable..........................................    1            1
Deferred income taxes payable.........................................    1            2
Other liabilities.....................................................  219           67
                                                                         ----         ----
   Total liabilities held-for-sale.................................... $240         $ 70
                                                                         ====         ====

   See Note 15 for further discussion of SSRM disposition.

17.  FAIR VALUE INFORMATION

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                  NOTIONAL CARRYING ESTIMATED
                                                   AMOUNT   VALUE   FAIR VALUE
 DECEMBER 31, 2004                                -------- -------- ----------
                                                     (DOLLARS IN MILLIONS)
 ASSETS:
    Fixed maturities.............................          $150,246  $150,246
    Equity securities............................          $  1,903  $  1,903
    Mortgage and other loans.....................          $ 31,571  $ 33,006
    Policy loans.................................          $  8,256  $  8,256
    Short-term investments.......................          $  1,195  $  1,195
    Cash and cash equivalents....................          $  2,373  $  2,373
    Mortgage loan commitments....................  $1,161  $     --  $      4
    Commitments to fund partnership investments..  $1,320  $     --  $     --
 LIABILITIES:
    Policyholder account balances................          $ 59,270  $ 58,456
    Short-term debt..............................          $  1,445  $  1,445
    Long-term debt...............................          $  2,050  $  2,244
    Shares subject to mandatory redemption.......          $    278  $    361
    Payable under securities loaned transactions.          $ 25,230  $ 25,230

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                  NOTIONAL CARRYING ESTIMATED
                                                   AMOUNT   VALUE   FAIR VALUE
 DECEMBER 31, 2003                                -------- -------- ----------
                                                     (DOLLARS IN MILLIONS)
 ASSETS:
    Fixed maturities.............................          $143,148  $143,148
    Equity securities............................          $  1,232  $  1,232
    Mortgage and other loans.....................          $ 26,637  $ 28,572
    Policy loans.................................          $  8,180  $  8,180
    Short-term investments.......................          $  1,303  $  1,303
    Cash and cash equivalents....................          $  2,343  $  2,343
    Mortgage loan commitments....................  $  555  $     --  $     (4)
    Commitments to fund partnership investments..  $1,378  $     --  $     --
 LIABILITIES:
    Policyholder account balances................          $ 53,503  $ 55,195
    Short-term debt..............................          $  3,536  $  3,536
    Long-term debt...............................          $  2,055  $  2,236
    Shares subject to mandatory redemption.......          $    277  $    336
    Payable under securities loaned transactions.          $ 24,065  $ 24,065

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

MORTGAGE AND OTHER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

   Fair values for mortgage and other loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership investments have no stated interest rate and are assumed to have a fair value of zero.

POLICY LOANS

   The carrying values for policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

   The fair value of policyholder account balances is estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

SHORT-TERM AND LONG-TERM DEBT, PAYABLES UNDER SECURITIES LOANED TRANSACTIONS AND SHARES SUBJECT TO MANDATORY REDEMPTION

   The fair values of short-term and long-term debt, payables under securities loaned transactions and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

DERIVATIVE FINANCIAL INSTRUMENTS

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 3 for derivative fair value disclosures.

18.  RELATED PARTIES

   Effective January 1, 2003, MetLife Group, Incorporated, a New York corporation and wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company. Charges for these services were approximately $1,713 million and $1,680 million in 2004 and 2003, respectively. (See Note 15.)

19.  SUBSEQUENT EVENTS

BUSINESS COMBINATIONS

   On July 1, 2005, the Holding Company completed the acquisition of Travelers for $11.8 billion. Consideration paid by the Holding Company to Citigroup for the purchase consisted of approximately $10.8 billion in cash and 22,436,617 shares of MetLife, Inc. common stock with a market value of approximately $1 billion. Consideration paid will be finalized subject to the completion of the June 30, 2005 financial statements of Travelers and review by both Citigroup Inc. and the Holding Company of such financial statements pursuant to the provisions of the acquisition agreement. The cash portion of the purchase price was financed through the issuance of debt securities, common equity units, preferred shares, and cash on-hand. The $7.0 billion unsecured senior bridge credit facility entered into by the Holding Company on May 16, 2005, to finance a portion of the purchase price of Travelers was terminated unused on July 1, 2005.

   The acquisition was reported on MetLife, Inc.'s Form 8-K on July 8, 2005. An amendment to that Form 8-K containing pro forma financial information was filed on August 2, 2005.

   On July 1, 2005, in connection with the closing of the acquisition of Travelers, the $2.0 billion amended and restated five-year letter of credit and reimbursement agreement (the "L/C Agreement") entered into by the Holding Company, the Travelers Life and Annuity Reinsurance Company ("TLARC") and various institutional lenders on April 25, 2005 became effective. Under the L/C Agreement, the Holding Company agreed to unconditionally guarantee reimbursement obligations of TLARC with respect to reinsurance letters of credit issued pursuant to the L/C Agreement. The L/C Agreement amends an agreement under which Citigroup Insurance Holding Company, the former parent of TLARC, was the guarantor of TLARC's reimbursement obligations. The Holding Company replaced Citigroup Insurance Holding Company as guarantor upon closing of the Travelers acquisition. The L/C Agreement expires five years after the closing of the acquisition.

   Under distribution agreements executed as a part of the acquisition, certain of the Company's products will be available through certain Citigroup distribution channels, including Smith Barney, Citibank branches, and Primerica Financial Services in the United States, as well as a number of international businesses.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

LITIGATION

  DEMUTUALIZATION ACTIONS

   In a class action against Metropolitan Life and the Holding Company pending in the United States District Court for the Eastern District of New York, plaintiffs served a second consolidated amended complaint in 2004. In this action, plaintiffs assert violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 in connection with the plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. On July 19, 2005, this federal trial court certified a class action against Metropolitan Life and the Holding Company. Metropolitan Life and the Holding Company have filed a petition seeking permission for an interlocutory appeal from this order. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   On April 30, 2004, a lawsuit was filed in New York state court in New York County against the Holding Company and Metropolitan Life on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. In their amended complaint, plaintiffs challenged the treatment of the cost of the sales practices settlement in the demutualization of Metropolitan Life and asserted claims of breach of fiduciary duty, common law fraud, and unjust enrichment. In an order dated July 13, 2005, the court granted the defendants' motion to dismiss the action and the plaintiffs have filed a notice of appeal.

  OTHER

   Prior to filing MetLife, Inc.'s June 30, 2003 Form 10-Q, the Holding Company announced a $31 million charge, net of income taxes, resulting from certain improperly deferred expenses at an affiliate, New England Financial. The Holding Company and/or its subsidiaries notified the SEC about the nature of this charge prior to its announcement. The SEC opened a formal investigation of the matter and, in December 2004, NELICO received a "Wells Notice" in connection with the SEC investigation. The staff of the SEC has notified NELICO that no enforcement action has been recommended against NELICO.

   As anticipated, the SEC issued a formal order of investigation related to certain sales by a former sales representative to the Sheriff's Department of Fulton County, Georgia. The Holding Company and/or its subsidiaries are fully cooperating with respect to inquiries from the SEC.

   A putative class action lawsuit is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and not available to individuals like these plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases awarded in 1977, 1980, 1989, 1992, 1996 and 2001, as well as increases awarded in earlier years. In September 2005, Metropolitan Life's motion for summary judgment was granted. Plaintiffs have moved for reconsideration, and MetLife will oppose their motion. Plaintiffs have not yet filed a notice of appeal.

   The Holding Company and/or its subsidiaries have received subpoenas from the District Attorney of the County of San Diego, California. The subpoenas seek numerous documents including incentive agreements

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES entered into with brokers. The Florida Department of Financial Services and the Florida Office of Insurance Regulation also have served subpoenas on the Holding Company and/or its subsidiaries asking for answers to interrogatories and document requests concerning topics that include compensation paid to intermediaries. The Office of the Attorney General for the State of Florida has also served a subpoena on the Holding Company and/or its subsidiaries seeking, among other things, copies of materials produced in response to the subpoenas discussed above. The Insurance Commissioner of Oklahoma has served a subpoena, including a set of interrogatories, on the Holding Company and/or its subsidiaries seeking, among other things, documents and information concerning the compensation of insurance producers for insurance covering Oklahoma entities and persons. The Holding Company and/or its subsidiaries continue to cooperate fully with these inquiries and are responding to the subpoenas and other requests. The Holding Company and/or its subsidiaries are continuing to conduct an internal review of their commission payment practices.

   Approximately four broker-related lawsuits are pending. The California Insurance Commissioner has brought an action in California state court against the Holding Company and/or its subsidiaries and other companies alleging that the defendants violated certain provisions of the California Insurance Code. A multi-district proceeding has been established in the federal district court in the District of New Jersey. In this proceeding, plaintiffs have filed an amended class action complaint consolidating the claims from separate actions that had been filed in or transferred to the District of New Jersey. The consolidated amended complaint alleges that the Holding Company, Metropolitan Life Insurance Company, several other insurance companies and several insurance brokers violated RICO, ERISA, and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. Plaintiffs seek to represent classes of employers that established employee benefit plans and persons who participated in such employee benefit plans. Plaintiffs in several other actions have voluntarily dismissed their claims. The Company intends to vigorously defend these cases.

   In addition to those discussed above, regulators and others have made a number of inquiries of the insurance industry regarding industry brokerage practices and related matters and others may begin. It is reasonably possible that the Holding Company and/or its subsidiaries will receive additional subpoenas, interrogatories, requests and lawsuits. The Holding Company and/or its subsidiaries will fully cooperate with all regulatory inquiries and intend to vigorously defend all lawsuits.

   The Holding Company has received a subpoena from the Connecticut Attorney General requesting information regarding its participation in any finite reinsurance transactions. The Holding Company and/or its subsidiaries have also received information requests relating to finite insurance or reinsurance from other regulatory and governmental authorities. The Holding Company and its subsidiaries believe they have appropriately accounted for transactions of this type and intend to cooperate fully with these information requests. The Holding Company and its subsidiaries believe that a number of other industry participants have received similar requests from various regulatory and governmental authorities. It is reasonably possible that the Holding Company and/or its subsidiaries may receive additional requests. The Holding Company and/or its subsidiaries will fully cooperate with all such requests.

   The Holding Company announced on September 8, 2005 that the National Association of Securities Dealers, Inc. (the "NASD") staff has notified MetLife Securities, Inc., New England Securities Corp. and Walnut Street Securities, Inc., all affiliates of Metropolitan Life, that it has made a preliminary determination to file charges of violations of the NASD's rules against the firms. The notification follows an investigation by the NASD of certain mutual fund transactions by the firms during 2003. As the result of an internal audit, the firms determined that a limited number of mutual fund transactions processed by firm representatives and at the firms' consolidated trading desk, during the period April through December 2003, had been received from customers

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES after 4:00 p.m. Eastern time and received the same day's net asset value. The pending investigation was initiated after the firms reported their findings to the NASD. The potential charges of violations of NASD's rules relate to the firm's maintenance of books and records, supervisory procedures and responses to the NASD's information requests. Under the NASD's procedures, the firms intend to respond to the staff before the staff makes a formal recommendation regarding whether any action alleging violations of the rules should be considered. The firms continue to cooperate fully with the NASD in its investigation.

OTHER

   On May 23, 2005, the Superintendent approved the payment of a special dividend of $2,320 million to the Holding Company. On May 26, 2005 the Company paid a total of $3.2 billion to the Holding Company which included an ordinary dividend of $880 million.

   On May 4, 2005, an affiliate of the Company, Metropolitan Tower Life Insurance Company ("MTL"), sold its 200 Park Avenue real estate property located in New York City, to a third party for $1.72 billion. Concurrent with the sale, MTL repaid the related $690 million mortgage, including accrued interest, it owed to the Company. The Company also received a $120 million prepayment penalty, which was recognized as investment income when received.

   On April 29, 2005, the Company sold one of its real estate investments, One Madison Avenue in Manhattan, New York, to a third party for $918 million, resulting in a gain, net of income taxes, of $431 million.

   See also Note 15 for subsequent event related to the disposition of SSRM.

                                    PART II
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS


         The following financial statements are incorporated by reference as filed with Post-Effective Amendment No. 7 to this Registration Statement on April 8, 2005.


            Metropolitan Life Separate Account E
               Independent Registered Public Accounting Firm's Report


            Financial Statements for the Years Ended December 31, 2003 and 2004


               Statements of Assets and Liabilities
               Statements of Operations
               Statements of Changes in Net Assets
               Notes to Financial Statements

         The following financial statements are included in Part B of this Post Effective Amendment on Form N-4:

            Metropolitan Life Insurance Company
               Independent Registered Public Accounting Firm's Report


               Financial Statements for the Years Ended December 31, 2004, 2003 and 2002

               Consolidated Balance Sheets
               Consolidated Statements of Income
               Consolidated Statements of Cash Flow
               Consolidated Statements of Equity
               Notes to Consolidated Financial Statements

     (B) EXHIBITS

      (1)      -- Resolution of the Board of Directors of Metropolitan Life
                  establishing Separate Account E.(1)
     (2)       -- Not applicable.
     (3)(a)    -- Not applicable.

        (b)    -- Form of Metropolitan Life Insurance Company Sales
                  Agreement.(2)
        (c)    -- Participation Agreement--New England Zenith Fund(4)
        (d)    -- Participation Agreement--American Funds Insurance Series(3)

        (e)    -- Participation Agreement--Met Investors Series Trust (5)

     (4)       -- Form of Deferred Annuity Contract.(3)

        (a) -- ROTH Individual Retirement Annuity Endorsement--Form ML-446.2 (9/02)(6)
        (b)    -- 401(a)/403(a) Plan Endorsement. Form ML-401.2(9/02)(6)
        (c)    -- Individual Retirement Annuity Endorsement. Form ML-408.2
                  (9/02)(6)
        (d)    -- SIMPLE Individual Retirement Annuity Endorsement.
                  Form: ML-439.1 (9/02)(6)
        (e)    -- Tax Sheltered Annuity Endorsement. Form ML-398.2 (9/02)(6)
        (f) -- Guaranteed Minimum Income Benefit Rider--Living Benefit ML-560-1 (03/03)(10)
        (g)    -- Guaranteed Withdrawal Benefit Rider (12)


        (h)    -- Guaranteed Minimum Income Benefit Form ML-560-2 (5/05)(9)
        (i)    -- Enhanced Dollar Cost Averaging Rider Form ML-510-1 (5/05)(9)
        (j)    -- Non-Qualified Annuity Endorsement Form ML-NQ (11/04)-I (9)
        (k) -- Guaranteed Withdrawal Benefit Endorsement. Form ML-GWB (11/05) E (13)
        (l) -- Designated Beneficiary Non-Qualified Annuity Endorsement. Form ML-NQ (11/05)-I (13)
        (m) -- Guaranteed Minimum Accumulation Benefit Rider. Form ML-670-1 (11/05) (13)
        (n) -- Guaranteed Withdrawal Benefit Rider. Form ML-670-2 (11/05) (Enhanced) (13)


     (5)       -- Application Form for the Deferred Annuity (3)

     (6)(a)    -- Amended and Restated Charter of Metropolitan Life.(5)


        (b)    -- Amended and Restated By-Laws of Metropolitan Life.(11)


     (7)       -- Not applicable.


     (8)       -- Automatic Reinsurance Agreement between Metropolitian Life
                  Insurance Company and Exeter Reassurance Company, LTD. effective October 1, 2004. Agreement No. 17258. (9)


     (9)       -- Opinion and consent of counsel as to the legality of the securities being registered.(3)


    (10)       -- Consent of Independent Registered Public Accounting Firm(15)


    (11)       -- Not applicable.
    (12)       -- Not applicable.


    (13)(a)    -- Powers of Attorney.(2,7,8,14)



------------------

1. Filed with Post-Effective Amendment No. 19 to Registration Statement
   No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 27, 1996. As incorporated herein by reference.

2. Filed with Post Effective Amendment No. 30 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003. Including Powers of Attorney for Robert H. Benmosche, Curtis H. Barnette, Burton A. Dole, Jr., James R. Houghton, Harry R. Kamen, Helen L. Kaplan, Charles M. Leighton, Hugh B. Price, Kenton J. Sicchitano and William C. Steere Jr. As incorporated herein by reference.




3. Filed with Pre-Effective Amendment No.1 to this Registration Statement on August 3, 2001. As incorporated herein by reference.



4. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on September 18, 2000. As incorporated herein by reference.


5. Filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.



6. Filed with Post-Effective Amendment No. 2 to this Registration Statement on April 10, 2003. As incorporated herein by reference.



7.  Filed  with Post-Effective Amendment No. 4 to Registration Statement Nos:
    333-69320/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 6, 2004, Powers of Attorney for John M. Keane, Joseph J. Procheska and William J. Wheeler. As incorporated herein by reference.




8. Filed with Post-Effective Amendment No. 32 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 20, 2004. Power of Attorney for Sylvia M. Mathews. As incorporated herein by reference.





9. Filed with Post-Effective Amendment No. 7 to this Registration Statement on April 8, 2005.




10. Filed with Post-Effective Amendment No. 4 to this Registration Statement on April 20, 2004.



11. Filed with Registration Statement No. 333-12288/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 17, 2005.



12. Filed with Post-Effective Amendment No. 6 to this Registration Statement on May 18, 2004.


13. Filed with Post-Effective Amendment No. 8 to this Registration Statement on July 29, 2005.



14. Filed with Post-Effective Amendment No. 9 to this Registration Statement on Oct 14, 2005.Including Power of Attorney for C. Robert Henrikson.

15. Filed herewith.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR.


                                   PRINCIPAL OCCUPATION &           POSITIONS AND OFFICES
          NAME                        BUSINESS ADDRESS                 WITH DEPOSITOR
          ----                     ----------------------           ---------------------
Robert H. Benmosche...... Chairman of the Board and                 Chairman,
                          Chief Executive Officer, MetLife, Inc.    Chief Executive
                          and Metropolitan Life Insurance Company,  Officer and Director
                          1 Metlife Plaza,
                          27-01 Queens Plaza North
                          Long Island City, NY 11101

Curtis H. Barnette....... Of Counsel                                Director
                          Skadden, Arps, Slate, Meagher & Flom
                          LLP and Affiliates
                          1440 New York Avenue, N.W.
                          Washington, D.C. 20005

Burton A. Dole, Jr....... Retired Chairman,                         Director
                          Nellcor Puritan Bennett,
                          Pauma Valley Country Club
                          15835 Pauma Valley Drive
                          Pauna Valley, CA 92061.

Cheryl W. Grise.......... President, Utility Group                  Director
                          Northeast Utilities
                          P.O. Box 270
                          Hartford, CT 06141-0270

C. Robert Henrikson...... President and Chief                       President, Chief Operating
                          Operating Officer, MetLife, Inc.          Officer and Director
                          and Metropolitan Life Insurance Company,
                          1 Metlife Plaza,
                          27-01 Queens Plaza North,
                          Long Island City, NY 11101

James R. Houghton........ Chairman of the Board                     Director
                          Corning Incorporated,
                          One Riverfront Plaza,
                          MP HQ E2-6,
                          Corning, NY 14831.

Harry P. Kamen .......... Retired Chairman and Chief Executive      Director
                          Officer,
                          Metropolitan Life Insurance Company,
                          200 Park Avenue, 32nd Floor
                          New York, NY 10166.

Helene L. Kaplan......... Of Counsel, Skadden, Arps, Slate,         Director
                          Meagher and Flom, LLP,
                          Four Times Square,
                          New York, NY 10036.

John M. Keane............ General (Retired),                        Director
                          United States Army,
                          2020 K Street N.W.
                          Suite 300
                          Washington, D.C. 20006

James M. Kilts .......... Chairman of the Board and                 Director
                          Chief Executive Officer,
                          The Gillette Company,
                          Prudential Tower Building, 48th Floor,
                          Boston, MA 02199

Charles M. Leighton...... Retired Chairman and Chief                Director
                          Executive Officer,
                          CML Group, Inc.
                          Executive Director
                          U.S. Sailing
                          15 Maritime Drive
                          Portsmouth, RI 02871

Sylvia M. Mathews........ Chief Operating Officer                   Director
                          and Executive Director,
                          The Bill & Melinda Gates
                          Foundation,
                          1551 Eastlake Avenue East,
                          Seattle, WA 98102.

Hugh B. Price............ Senior Advisor,                           Director
                          DLA Piper Rudnick Gray Cary US LLP,
                          1251 Avenue of the Americas,
                          New York, NY 10020-1104.

Kenton J. Sicchitano..... Retired Global Managing Partner,          Director
                          Pricewaterhouse Coopers,
                          25 Phillips Road,
                          Natick, MA 01760.

William C. Steere, Jr.... Retired Chairman of the Board,            Director
                          Pfizer, Inc.,
                          235 East 42nd Street, 22nd Floor,
                          New York, NY 10017.



     Set forth below is a list of the executive officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is 200 Park Avenue, New York, New York 10166.



       NAME OF OFFICER              POSITION WITH METROPOLITAN LIFE
       ---------------              -------------------------------
Robert H. Benmosche....... Chairman and Chief Executive Officer
C. Robert Henrikson ...... President and Chief Operating Officer
William J. Toppeta........ President, International
Leland C. Launer, Jr. .... President, Institutional Business
Lisa M. Weber............. President, Individual Business
Catherine A. Rein......... Senior Executive Vice President and Chief
                            Administrative Officer
James L. Lipscomb......... Executive Vice President, General
                           Counsel
William J. Wheeler........ Executive Vice President and Chief Financial Officer
Joseph A. Reali........... Senior Vice President and Tax Director
Timothy L. Journy......... Senior Vice President and General Auditor
Joseph J. Prochaska....... Senior Vice President and Chief Accounting Officer
Anthony J. Williamson..... Senior Vice President and Treasurer
Gwenn L. Carr............. Senior Vice President and Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.


        The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company, which is a wholly-owned subsidiary of MetLife, Inc. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

        On July 1, 2005, MetLife, Inc. completed the acquisition of Citigroup's Travelers Life & Annuity businesses, including The Travelers Insurance Company and The Travelers Life and Annuity Company, and substantially all of Citigroup's international insurance businesses.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                               AS OF JUNE 30, 2005

The following is a list of subsidiaries of MetLife, Inc. updated as of June 30, 2005. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

      1.    MetLife Investors Insurance Company of California (CA)

P.    First MetLife Investors Insurance Company (NY)

Q.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

R.    Walnut Street Securities, Inc. (MO)

      1.    Walnut Street Advisers, Inc. (MO)

S.    Newbury Insurance Company, Limited (BERMUDA)

T.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (MO)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

U.    MetLife International Holdings, Inc. (DE)

      1.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      2. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      3.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.9987% is owned by Metlife International Holdings, Inc. and 0.0013% is owned by Natiloporterm Holdings, Inc.

      4. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

      5. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95% is owned by MetLife International Holdings, Inc. and 5% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares of Met AFJP S.A. are held by Metropolitan Seguros de Retiro S.A.

      6.    MetLife Insurance Company of Korea Limited (South Korea)

      7. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

            a)    Soma Seguradora, S.A. (Brazil)

      8.    MetLife Global, Inc. (DE)

      9. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 99.999978% is owned by MetLife International Holdings, Inc. and 0.000022% is owned by Natiloportem Holdings, Inc.

V.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC (DE)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19. P.T. MetLife Sejahtera (Indonesia)-95.21% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      20.   MetLife (India) Private Ltd. (India)

      21.   Metropolitan Marine Way Investments Limited (Canada)

      22.   MetLife Private Equity Holdings, LLC (DE)

      23. Sino-US MetLife Insurance Company, Ltd (China)- 50% of Sino-US MetLife Insurance Company is held by Metropolitan Life Insurance Company

      24.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      25.   Metropolitan Realty Management, Inc. (DE)

      26.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      27.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      28.   Bond Trust Account A (MA)

      29.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      30.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      31.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   GenAmerica Management Corporation (MO)

                  (3)   Reinsurance Group of America, Incorporated (MO)

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                                          (bb)  Great Rivers Reinsurance
                                                Management, Inc. (MO)

                                          (cc)  RGA (U.K.) Underwriting Agency
                                                Limited (United Kingdom)

                              (ii)  RGA Worldwide Reinsurance Company Ltd.
                                    (Barbados)-67% is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii)RGA Holdings Limited (U.K.) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (ix) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (x)   RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xi) General American Argentina Seguros de Vida, S.A. (Argentina)

                              (xii) Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xiii)RGA Technology Partners, Inc. (MO)

                              (xiv) RGA International Reinsurance Company
                                    (Ireland)

                              (XV)  RGA Capital Trust I

      32.   Corporate Real Estate Holdings, LLC (DE)

      33. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control is held by Metropolitan Asset Management Corporation

      34.   Tower Resources Group, Inc. (DE)

      35.   Headland Development Corporation (CA)

      36.   Headland - Pacific Palisades, LLC (CA)

      37.   Headland Properties Associates (CA)

      38.   Krisman, Inc. (MO)

      39.   Special Multi-Asset Receivables Trust (DE)

      40.   White Oak Royalty Company (OK)

      41.   500 Grant Street GP LLC (DE)

      42. 500 Grant Street Associates Limited Partnership (CT) - 99% is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

X.    MetLife Capital Trust II (DE)

Y.    MetLife Capital Trust III (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

5) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27. NUMBER OF CONTRACTOWNERS.


        As of July 31, 2005 Non-Qualified: 42,689
Qualified: 86,110


ITEM 28. INDEMNIFICATION

        UNDERTAKING PURSUANT TO RULE 484(B)(1) UNDER THE SECURITIES ACT OF 1933


        MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors & Officers Liability and Corporate Reimbursement Insurance Policy with a limit of $400 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc. are also covered under the Financial Institutions Bond as well as under the directors' and officers' liability policy. A provision in Metropolitans by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.


        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person of Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITERS.

        (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter)
Metropolitan Series Fund, Inc. (principal underwriter and sub-investment adviser)
The New England Variable Annuity (depositor)
New England Variable Annuity Fund I (depositor)


New England Life Retirement Investment Account (depositor)
Security Equity Separate Account Thirteen (depositor)
Security Equity Separate Account 26 (depositor)
Security Equity Separate Account 27 (depositor)


        (b) See response to Item 25 above.

        (c)

                (1)                                           (2)

    NAME OF PRINCIPAL UNDERWRITER                NET UNDERWRITING DISCOUNTS AND
 Metropolitan Life Insurance Company                      COMMISSIONS
                                                              N/A

                (3)                                           (4)

   COMPENSATION ON REDEMPTION OR                      BROKERAGE COMMISSIONS
           ANNUITIZATION

                                                               $0

           $6,019,855.80
        (Withdrawal Charges)



                (5)

           COMPENSATION


          $16,173,474.36
     (Separate Account Charge)

Item 30. Location of Account and Records.

Metropolitan Life Insurance Company
200 Park Avenue
New York, N.Y. 10166

Item 31. Management Services.

        Not Applicable
Item 32.

        Undertakings.

        (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

        (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

        (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

        (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

        (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Deferred Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Deferred Annuity.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of New York, and State of New York on this 25th day of October 2005.


                              Metropolitan Life Separate Account E
                              (Registrant)

                              By: Metropolitan Life Insurance Company
                              (Depositor)


                                               /s/ Paul G. Cellupica
                              By: ______________________________________________
                                               Paul G. Cellupica
                                      Chief Counsel, Securities Products and
                                                   Regulation


                              Metropolitan Life Insurance Company
                              (Depositor)


                                               /s/ Paul G. Cellupica
                              By: ______________________________________________
                                               Paul G. Cellupica
                                      Chief Counsel, Securities Products and
                                                   Regulation

                                   SIGNATURES

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


              Signature                          Title                    Date
              ---------                          -----                    ----

                 *                     Chairman and Chief
______________________________________  Executive Officer
         Robert H. Benmosche

                 *                     President, Chief Operating
______________________________________  Officer and Director
          C. Robert Henrikson

                 * Executive Vice President and ______________________________________ Chief Financial Officer
          William J. Wheeler

                 *                     Senior Vice President,
______________________________________ and Chief Accounting Officer
        Joseph J. Prochaska

                 *                     Director
______________________________________
          Curtis H. Barnette

                 *                     Director
______________________________________
         Burton A. Dole, Jr.

                                       Director
_______________________________________
          Cheryl W. Grise

                 *                     Director
______________________________________
          James R. Houghton

                 *                     Director
______________________________________
           Harry P. Kamen

                 *                     Director
______________________________________
           Helene L. Kaplan

                 *                     Director
______________________________________
             John M. Keane

                                       Director
______________________________________
            James M. Kilts

                 *
______________________________________ Director
         Charles M. Leighton

                 *
______________________________________ Director
          Sylvia M. Mathews

                 *
______________________________________ Director
           Hugh B. Price

                 *
______________________________________ Director
        Kenton J. Sicchitano

                 *                     Director
______________________________________
       William C. Steere, Jr.

 /s/ Myra L. Saul, Esq.                                      October 25, 2005
*By: _________________________________
          Myra L. Saul, Esq.
           Attorney-in-Fact


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